                                                                  Exhibit 10.13


                         The United States of America

                  The Commissioner of Patents and Trademarks

Has received an application for a patent for a new and useful invention. The title and description of the invention are enclosed. The requirements of law have been complied with, and it has been determined that a patent on the invention shall be granted under the law.

Therefore, this

                              United States Patent

Grants to the person(s) having title to this patent the right to exclude others from making, using, offering for sale, or selling the invention throughout the United States of America or importing the invention into the United States of America for the term set forth below, subject to the payment of maintenance fees as provided by law.

If this application was filed prior to June 8, 1995, the term of this patent is the longer of seventeen years from the date of grant of this patent or twenty years from the earliest effective U.S. filing date of the application, subject to any statutory extension.

If this application was filed on or after June 8, 1995, the term of this patent is twenty years from the U.S. filing date, subject to any statutory extension. If the application contains a specific reference to an earlier filed application or applications under 35 U.S.C. 120, 121 or 365(c), the term of the patent is twenty years from the date on which the earliest application was filed, subject to any statutory extension.

/s/ Bruce Lehman

Commissioner of Patents and Trademarks


/s/ Marjorie V. Turner

Attest

                                    NOTICE

If the application for this patent was filed on or after December 12, 1980, maintenance fees are due three years and six months, seven years and six months, and eleven years and six months after the date of this grant, or within a grace period of six months thereafter upon payment of a surcharge as provided by law. The amount, number and timing of the maintenance fees required may be changed by law or regulation. Unless payment of the applicable maintenance fee is received in the Patent and Trademark Office on or before the date the fee is due or within a grace period of six months thereafter, the patent will expire as of the end of such grace period.

United States Patent [19]                   [11] Patent Number:       5,671,735

MacFarlane et al.                          [45] Date of Patent:  Sep. 30, 1997
------------------------------------------------------------------------------
[54] METHOD AND APPARATUS FOR DETECTING AND MEASURING CONDITIONS AFFECTING COLOR

[75] Inventors: Darby Simpson MacFarlane; David
                Kenneth MacFarlane, both of
                Hastings-on-Hudson; Fred W.
                Billmeyer, Jr., Schenectady, all of N.Y.

[73] Assignee:  Chromatics Color Sciences
                International, Inc., New York, N.Y.

[21] Appl. No.: 239,733

[22] Filed:     May 9, 1994

                        Related U.S. Application Data

[63] Continuation-in-part of Ser. No. 21,657, Feb. 22, 1993, Pat. No. 5,313,267, which is a continuation of Ser. No. 818,488, Dec. 30, 1991, abandoned, which is a continuation of Ser. No. 402,815, Aug. 24, 1989, abandoned, which is a continuation-in-part of Ser. No. 306,286, Feb. 2, 1989, abandoned, which is a continuation of Ser. No. 204,938, Jun. 6, 1988, abandoned, which is a continuation of Ser. No. 904,369, Sep. 8, 1986, abandoned, which is a continuation-in-part of Ser. No. 833,661, Feb. 21, 1986, abandoned, which is a continuation of Ser. No. 514,618, Jul. 18, 1983, abandoned.


[51] Int. Cl(Superscript 6) ................ A61B 5/00
[52] U.S. Cl. .............................. 128/633; 128/665; 356/405
[58] Field of Search ....................... 128/630, 632, 128/633, 665; 356/405

[56]                          References Cited
                             US PATENT DOCUMENTS
    Re.  31,815    1/1985 Alfano ............. 128/665
        205,578    7/1878 Rose et al. .
      1,582,122    4/1926 Clapp .
      1,629,330    5/1927 Adler .
      1,741,080   12/1929 Stenz .

                        (List continued on next page.)

                           FOREIGN PATENT DOCUMENTS

                     655221  5/1995  European Pat. Off. .

                        (List continued on next page.)

                              OTHER PUBLICATIONS

M. Kenny et al. "Transcutaneous Bilirubin Monitoring of Newborns", Annals of the New York Academy of Sciences, vol. 428, pp. 251-262 (1984).

                        (List continued on next page.)

Primary Examiner--Jennifer Bahr
Assistant Examiner--Eric F. Winakur
Attorney, Agent, or Firm--Brumbaugh, Graves, Donohue & Raymond

[57]                       ABSTRACT


A method and apparatus for determining the condition of a test subject based on color uses a color measuring instrument to detect change in a color factor indicative of a condition such as a disease, spoilage, ageing, etc. A medical condition such as hyperbilirubinemia that affects skin color can be detected. One measures color factors such as Hunter b and L in the subjects' skin color. For predetermined ranges of one color factor, in particular L, changes in the other color factor, e.g. Hunter b, above predetermined levels are indicative of the medical condition. In many cases, a single measurement of the color factors can be utilized as a warning of the likelihood of the medical or contaminated condition, if the ordinary range of the color factor is known for healthy individuals with skin coloration like that of the test subject. Even if there has been no baseline measurement and the test subject's color is such that a single reading of one or two color factors will not warn of the possible presence of the medical condition or contamination, sequential readings can indicate the presence or absence of the condition based upon changes in the measured color factor, or lack of changes. The color measuring techniques apply to a wide range of biological test subjects (e.g. hair, teeth, tissue, excretions, foods, soil, animals, plants).

                         74 Claims, 3 Drawing Sheets

   ----------------                           --------------------
  |1. AT TIME t(0) |      -------------      | 3. DISCARD HIGHEST |
  |    MULTIPLE    |     | 2.CALCULATE |     |  AND LOWEST HUNTER |
  |  COLORIMETER   |     |   HUNTER    |-\   |  b AND ASSOCIATED  |-\____
  | MEASUREMENTS   |-\   | L & b FOR   |-/   |  VALUES OF L       |-/    |
  | OF Y, x & y    |-/   | EACH READING|     | FROM EACH SITE AND |      |
  | FROM EACH      |     |_____________|     | AVERAGE REMAINING  |      |
  | OF SEVERAL     |                         |       VALUES       |      |
  |  SITES         |                          --------------------       |
   ----------------                                                      |
                                                                         |
   ----------------------------------------------------------------------
  |
  |
  |                                  -------------------
  |                                 | 5. REPEAT         |
  |                                 | STEPS 1-4         |
  |_ -\         -------------       |  AT TIMES         |-\____
     -/        | 4. RECORD   |-\    |t(1), t(2)...      |-/    |
               |  L(0) & b(0)|-/    | TO ARRIVE         |      |
                -------------       |AT L(1) & b(1),    |      |
                                    | L(2) & b(2)...    |      |
                                     -------------------       |
                                                               |
   ------------------------------------------------------------
  |
  |                                                        -------------------
  |                                                       |  9. DETERMINE     |
  |    -------------------                                |      WHETHER      |
  |   | 6. COMPARE        |     --------------------      |b(1), b(2)..)-b(0) |
  |-\ | L(0) &L(1), L(2)  |-\  | 8. CALCULATE       |-\   |    IS ABOVE       |
   -/ |     FOR           |-/  |(b(1), b(2)...)-b(0)|-/   |  BILIRUBINEMIA    |
      | CONSISTENCY       |     --------------------      |  THRESHOLD FOR    |
       -------------------                                |  VALUE OF L       |
            | |                                            -------------------
            \ /
       ---------------------- |
      | 7. DISCONTINUE        |
      | IF L(0) &L(1), L(2)...|
      |  INCONSISTENT         |
       ---------------------- |

                                  5,671,735
                                    Page 2
______________________________________________________________________________

                            U.S. PATENT DOCUMENTS
1,979,119  10/1934  Radzinsky............................................36/17
2,221,774  11/1940  Bowser
3,003,388  10/1961  Hunter et al. .....................................356/405
3,533,399  10/1970  Goldberg et al.
3,736,064   5/1973  Kent et al. .......................................356/195
4,029,085   6/1977  DeWitt et al. .....................................128/633
4,093,991   6/1978  Christie, Jr. et al. ..............................364/525
4,135,497   1/1979  Meyers et al. .....................................128/2 H
4,241,738  12/1980  Lubbers et al. ....................................128/666
4,267,844   5/1981  Yamanishi..........................................128/633
4,302,971  12/1981  Luk.................................................73/356
4,357,106  11/1982  Tschirren et al. ...................................356/44
4,423,736   1/1984  DeWitt et al. .....................................128/633
4,479,499  10/1984  Alfano et al. .....................................128/665
4,561,850  12/1985  Fabbri et al. .....................................434/100
4,654,794   3/1987  O'Brien ...........................................364/413
4,681,546   7/1987  Hart ...............................................434/99
4,723,554   2/1988  Oman et al. .......................................128/664
4,842,523   6/1989  Bourdier et al. ...................................434/371
4,857,071   8/1989  Anderson ............................................8/414
4,877,034  10/1989  Atkins et al. .....................................128/664
4,894,547   1/1990  Leffell et al. ..................................250/461.2
4,909,632   3/1990  Macfarlane ........................................356/402
4,964,874  10/1990  Saphakkul ...........................................8/429
5,127,406   7/1992  Yamaguchi .........................................128/633
5,161,553  11/1992  Cohen et al. ......................................132/205
5,259,382  11/1993  Kronberg ..........................................128/633
5,311,293   5/1994  Macfarlane et al. .................................356/421
5,313,267   5/1994  MacFarlane et al. .................................356/405
5,337,745   8/1994  Benaron et al. ....................................128/633
5,344,463   9/1994  Chan et al. .........................................8/408
5,353,790  10/1994  Jacques et al. ....................................128/633
5,387,977   2/1995  Berg et al. .......................................356/407

                           FOREIGN PATENT DOCUMENTS

  1347400  11/1963  France
  1468339  12/1966  France
  2587181   3/1987  France
  1236984   3/1967  Germany
  3827457   6/1989  Germany
  0037896   8/1985  Japan
  0257328  12/1985  Japan
  8401665  12/1985  Netherlands
  2001595  10/1993  U.S.S.R.

                              OTHER PUBLICATIONS

R.E. Hannemann et al., "Neonatal Serum Bilirubin from Skin Reflectance", Pediatric Research, vol. 12, pp. 207-210 (1978).

F. Billmeyer, Jr., "Quantifying Color Appearance Visually and Instrumentally", Color Research and Applications, vol. 13, pp. 140-145 (1988).

T. Hegyi, M.D., "Transcutaneous Bilirubinometry In The Newborn Infant: State of the Art", Journal of Clinical Monitoring, vol. 2, pp. 53-59 (1986).

R.E. Hanneman et al., "Evaluation of Minolta Bilirubin Meter as a Screening Device", Pediatrics, vol. 69, pp. 107-109 (1982).

D. Onks et al., "Effect of Melanin, Oxyhemoglobin and Bilirubin on Transcutaneous Bilirubinometry", Acta. Peadiatica, vol. 82, pp. 19-21 (1993).

F.D. Ortega et al., "Bilirrubinometria Transcutanea: Correlacion del Area de Medida Con La Espectropometria y Colorimetria Por Diazorreaccion", Am. Exp. Pediarr., vol. 39, pp. 438-440 (1993).

R.E. Schumacher, "Noninvasive Measurement of Bilirubin in the Newborn", clinics in Perinatology, vol. 17, pp. 417-435 (1990).

I. Yamanouchi et al., "Transcutaneous Bilirubinometry: Preliminary Studies of Noninvasive Transcutaneous Bilirubin Meters in the Okayama National Hospital", Pediatrics, vol. 65, pp. 195-202 (1980).

Advertisement for portable photometer by Photo Research in Optica Spectra, Nov., 1973.

D. Tudehope et al., "Non-invasive method of measuring bilirubin levels in newborn infants", Medical Journal of Australia, vol. 1, pp. 165-168 (1982).

C. Jackson, Color Me Beautiful, New York Ballantine Books, Apr. 1981, pp. 25, 26, Color Palettes, 37-39, 41-59, 61-74, 143-147.

G. Pickney et al., Your New Image Through Color & Line, California Fashion Image/Crown Summit Books, Sep. 1981, pp. 1-3, 17, 21-29, 97-105, 111, 112,
120-127.

R. Evans, An Introduction To Color, Wiley, New York, 1948, pp. 26-27 and 87-90.

C.S. McCamy et al., A Color-Rendition Chart, J. Appl. Photogr. Eng. vol. 2, pp. 95-99 (1976).

C.A. Pearson, Face Colour As A Sign Of Tuberculosis, Color Res. Appl. vol. 7, pp. 31-33, (1982).

P.A. Lovett et al., Measurement of the Skin Color of Babies in Hospital, Proc. of CIBS Lighting Conference, 1986, HMSO, London, 1986, pp. 140-154.

G. Wyszecki et al., Color Science, 2nd Edition (1982) Table of Contents, pp. 63-72.

F. Billmeyer & M. Saltzman, "Principles of Color Technology," 2nd ed., John Wiley & Sons, New York, N.Y. 1981 pp. 18-19, 59-61, 92.

U.S. Patent           Sep. 30, 1997           Sheet 1 of 3            5,671,735

                                                  -----------
                                                 / - - - - /
 11     -------------10     ---------15     ----/ - - - - /
|    12 |           |       |       |       |  -----------
|{------|           | Y,x,y |       |       | OUTPUT |
|       |COLORIMETER|------}|  CPU  |------}| DEVICE |
|------}|           |       |       |       |        |
|  13   |           |       |       |       ----------
        -------------       ---------
                                ^
                                |
                       --------------------17
                       |        |         |

                       |  ROM   |   RAM   |

                       |        |(FIG. 1a)|
                       --------------------
                              MEMORY
       FIG. 1








            RANGES OF L              |
                                     |
           TABLE II DATA             |
                                     |
                                      } 18a
                                     |
           TABLE III DATA            |
                                     |
  (delta)L INDICATIVE OF ERROR       |
                                     |
(delta)b INDICATIVE OF CONDITION     |
                                     |
   (delta)b WARNING LEVEL            |
                                     |                FIG. 1a
=====================================
                                     |
         CALIBRATION VALUES          |
                                     |
           BASELINE VALUES           |
                                     |
       PREVIOUS (AVG.) HUNTER        |
               L,a&b                 |
                                     |
                                     |
                                     |
         CURRENT MULTIPLE             }   18b
       MULTISITE (UNAVERAGED)        |
           HUNTER  L,a&b             |
                                     |
        CURRENT (AVG.) HUNTER        |
               L,a&b                 |

U.S. Patent         Sep. 30, 1997      Sheet 2 of 3         5,671,735


   ----------------                           --------------------
  |1. AT TIME t(0) |      -------------      | 3. DISCARD HIGHEST |
  |    MULTIPLE    |     | 2.CALCULATE |     |  AND LOWEST HUNTER |
  |  COLORIMETER   |     |   HUNTER    |-\   |  b AND ASSOCIATED  |-\____
  | MEASUREMENTS   |-\   |L  & b FOR   |-/   |  VALUES OF L       |-/    |
  | OF Y, x & y    |-/   | EACH READING|     | FROM EACH SITE AND |      |
  | FROM EACH      |     |_____________|     | AVERAGE REMAINING  |      |
  | OF SEVERAL     |                         |       VALUES       |      |
  |  SITES         |                          --------------------       |
   ----------------                                                      |
                                                                         |
   ----------------------------------------------------------------------
  |
  |
  |                                  -------------------
  |                                 | 5. REPEAT         |
  |             -------------       | STEPS 1-4         |
  |_ -\        | 4. RECORD   |-\    |  AT TIMES         |-\____
     -/        |  L(0) & b(0)|-/    |t(1), t(2)...      |-/    |
                -------------       | TO ARRIVE         |      |
                                    |AT L(1) & b(1),    |      |
                                    | L(2) & b(2)...    |      |
                                     -------------------       |
                                                               |
   ------------------------------------------------------------
  |
  |                                                        --------------------
  |                                                       |  9. DETERMINE      |
  |    -------------------                                |      WHETHER       |
  |   | 6. COMPARE        |     --------------------      |(b(1), b(2)...)-b(0)|
  |-\ | L(0)&L(1), L(2)...|-\  | 8. CALCULATE       |-\   |     IS ABOVE       |
   -/ |     FOR           |-/  |(b(1), b(2)...)-b(0)|-/   |   BILIRUBINEMIA    |
      | CONSISTENCY       |     --------------------      |   THRESHOLD FOR    |
       -------------------                                |   VALUE OF L       |
            | |                                            --------------------
            \ /
      -----------------------
     | 7. DISCONTINUE        |
     |  IF L(0)&L(1), L(2)...|              FIG. 2
     |  INCONSISTENT         |
      -----------------------

U.S. Patent         Sep. 30, 1997      Sheet 3 of 3         5,671,735




   ----------------                           --------------------
  |1. AT TIME t(0) |      -------------      | 3. DISCARD HIGHEST |
  |    MULTIPLE    |     | 2.CALCULATE |     |  AND LOWEST HUNTER |
  |  COLORIMETER   |     |   HUNTER    |-\   |  b AND ASSOCIATED  |-\____
  | MEASUREMENTS   |-\   |L, a & b FOR |-/   |  VALUES OF L AND a |-/    |
  | OF Y, x & y    |-/   | EACH READING|     | FROM EACH SITE AND |      |
  | FROM EACH      |     |_____________|     | AVERAGE REMAINING  |      |
  | OF SEVERAL     |                         |       VALUES       |      |
  |  SITES         |                          --------------------       |
   ----------------                                                      |
                                                                         |
   ----------------------------------------------------------------------
  |
  |
  |      --------------                            -------------------
  |     | 4. COMPARE a |                          | 7. REPEAT         |
  |     | WITH RANGE   |                          | STEPS 1-5         |
  |_ -\ |  OF a's      |      -------------       |  AT TIMES         |-\____
     -/ | PREVIOUSLY   | -\  | 6. RECORD   |-\    |t(1), t(2)...      |-/    |
        | ENCOUNTERED  | -/  |  L(0) & b(0)|-/    | TO ARRIVE         |      |
        |FOR CALCULATED|      -------------       |AT L(1), a(1)&b(1),|      |
        |  L & b       |                          | L(2),a(2)&b(2)... |      |
         --------------                            -------------------       |
              | |                                                            |
FIG. 3        | |                                                            |
              | |                                                            |
              \ /                                                            |
      --------------------                                                   |
     | 5. DISCONTINUE     |                                                  |
     |    IF a's ARE      |                                                  |
     |   INCONSISTENT     |                                                  |
      --------------------                                                   |
                                                                             |
   --------------------------------------------------------------------------
  |
  |                                                        --------------------
  |                                                       | 11. DETERMINE      |
  |    -------------------                                |      WHETHER       |
  |   | 8. COMPARE        |     --------------------      |(b(1), b(2)...)-b(0)|
  |-\ | L(0) &L(1), L(2)  |-\  |10. CALCULATE       |-\   |    IS ABOVE        |
   -/ |     FOR           |-/  |(b(1), b(2)...)-b(0)|-/   |  BILIRUBINEMIA     |
      | CONSISTENCY       |     --------------------      |  THRESHOLD FOR     |
       -------------------                                |  VALUE OF L        |
            | |                                            --------------------
            \ /
       ----------------------
      |9. DISCONTINUE        |
      |IF L(0) &L(1), L(2)...|
      | INCONSISTENT         |
       ----------------------

                              5,671,735

METHOD AND APPARATUS FOR
DETECTING AND MEASURING
CONDITIONS AFFECTING COLOR

SPECIFICATION

This is a continuation-in-part of U.S. patent application Ser. No. 08/021.657, filed Feb. 22, 1993, now U.S. Pat. No. 5,313,267, incorporated herein by reference. Ser. No. 08/021,657 is a continuation of Ser. No. 818,488, filed Dec. 30, 1991, now abandoned, a continuation of Ser. No. 402,815, filed Aug. 24, 1989, now abandoned, a continuation-in-part of Ser. No. 306,286, filed Feb. 2, 1989, now abandoned, a continuation of Ser. No. 204,938, filed Jun. 6, 1988, now abandoned, a continuation of Ser. No. 904,369, filed Sep. 8, 1986, now abandoned, a continuation-in-part of U.S. patent application Ser. No. 833,661, filed Feb. 21, 1986, now abandoned, which is a continuation of U.S. patent application Ser. No. 514,618, filed Jul. 18, 1983, now abandoned.

BACKGROUND OF THE INVENTION

This invention relates to a method and apparatus for the detection and/or measurement of a condition that affects the color of a test subject, and more particularly to a process and instrument for measuring at least one color characteristic or factor of a biological test subject indicative of the condition of interest.

Visual observation of a subject for changes in coloration indicative of a particular condition has often occurred. The subject may be a person or animal being observed to determine the presence or absence of a medical condition. The color characteristics or a single color characteristic of other test subjects such as biopsy specimens or excretions have diagnostic value.

An individual person's skin color is often assessed by her or his doctor. Hypertension, tuberculosis, sclerosis of the liver, to name just a few, are examples of ailments with symptomatic skin color changes among at least a sizeable population segment. Hair color evaluation and dental coloration evaluation are valuable. These may bear on the health of the individual, or on the health of the individual's hair and teeth, or these may permit accurate cosmetic activities, for example, to counteract graying or to accurately match new dental work to existing teeth.

Likewise, the condition of plants and agricultural products is visually inspected for color as an indication of condition. Contamination of soil is likewise apparent from visual inspection. Such visual inspections are subjective. Measuring by instrument the color characteristics that are key to the visual inspection has the benefit of objectivity and consistency.

In the past, hyperbilirubinemia in newborns has been directed by visually observing an individual for jaundice or by routinely taking and testing a blood sample. Upon detection, hyperbilirubinemia has been treated by phototherapy. During the course of phototherapy, blood samples have been taken and tested at regular intervals until it was determined that the level of serum bilirubin had decreased to an acceptable level.

In infants, there is little blood available for use in the blood testing for hyperbilirubinemia. So much blood is drawn that transfusions are often necessary to replace the drawn blood. The newborn is thereby exposed to all of the risks that transfusions bring. Blood sampling and transfusions are, of course, painful to the newborn, and as with any invasive procedure, both present medical risks, such as for example, risk of infection. There is a need, therefore, for a reliable, noninvasive technique for detecting and measuring a skin color affecting medical condition such as hyperbilirubinemia.

This is one example of a wider need for procedures and instruments to objectively and consistently determine a color characteristic or factor indicative of the condition of a test suject or indicative of a particular ailment or condition. The methods and apparatus of this invention can be employed where previously visual inspection, of which examples are given above, have been carried out at least in part on the basis of observable color characteristics.

                    BRIEF SUMMARY OF THE INVENTION

According to this invention there is provided a method and apparatus for detecting and quantitatively measuring a condition affecting the color of a test subject. The method includes measuring at least one color characteristic of the subject.

In one exemplary procedure according to this invention at least one skin color characteristic is measured at least at first and second points in time and compared for change to test for hyperbilirubinemia. In the preferred procedure a second skin color characteristic is also measured on the basis of which the subject can be assigned to one of plural categories among which varying amounts of change in the first-mentioned skin color characteristic are indicative of the presence of a medical condition. The first characteristic is then observed for a change of measured value sufficient to indicate the medical condition for a subject in that category. Preferably, a base reading of at least the first color characteristic is first made at a time the subject is without characteristic skin color change indicative of the medical condition for which he or she is to be tested.

In the case of hyperbilirubinemia detection, the first skin color characteristic is Hunter b, which is a color factor dependent on the relative content, in a color, of two opponent colors, yellow and blue, Hunter b is a factor comprising a first function (Y) weighted in a first portion of the spectrum, the yellower portion, a second function (Z) weighted in a second portion of the spectrum, the bluer portion, and a weighting term (1/Y(to the 1/2 power)) that is a function of the lightness of a color and that decreases the value of the color factor as lightness increases. Y and Z are part of the three tristimulus values X, Y and Z known to the color scientist for the purpose of defining a color. They are measurable by commercially available instruments such as colorimeters.

In case of testing newborns for hyperbilirubinemia, readings of Hunter b and the Hunter lightness measure L are made shortly after birth. These can provide the base reading since hyperbilirubinemia does not manifest itself immediately after birth. The first reading is made typically within preferably five hours, but as soon as possible after birth. Subsequent readings, are then made during the next few days. The subsequent readings of Hunter b are compared with the first, baseline reading of Hunter b to determine whether Hunter b has increased to an extent that indicates a degree of jaundice characteristic of hyperbilirubinemia for a person having the subject's particular skin lightness L. L is measured during each subsequent test to be sure that it remains close to the original reading. This gives a degree of confidence that the test procedures are being conducted appropriately.

In the event that the medical condition affecting skin color is detected in a procedure like that described above for

                                  5,671.735
hyperbilirubinemia, then the measuring of skin color characteristics continues at regular intervals until the symptomatic color characteristic abates sufficiently to indicate the individual's recovery from the medical condition. In the case of hyperbilirubinemia, phototherapy is administered once a sufficient change in Hunter b is observed to indicate the jaundice of hyperbilirubinemia. Throughout the course of phototherapy, then, the Hunter b and L characteristics are continually monitored until the jaundice has been eliminated. This is valuable in removing the newborn from under the phototherapy lamps, since there is the danger of damage to the newborn's eyes in the event eye protection is prematurely removed or accidentally dislodged.

The apparatus used in accordance with this invention includes a color measuring device such as a colorimeter and computational means for storing and comparing the characteristic or characteristics that are measured when testing for the medical condition. Where Hunter b is measured for the purpose of detecting hyperbilirubinemia, a colorimeter capable of calculating Hunter b and L can be used. This can be a commercially available colorimeter with this capability. The computational means preferably has sufficient memory to store one or more previous readings and should be programmed to compare previous and current readings to detect changes in Hunter b and L. Preferably the colorimeter and the computational means are integrated in a single instrument, but the commercial colorimeter can be utilized in cooperation with, for example, a personal computer, which stores and can compare Hunter b and L values from measurements taken at timed intervals. Likewise, the computational means, whether an integrated part of the instrument or a separate computer, can be used to store ranges of lightness L and the increases in Hunter b that, for the various lightness ranges, indicate an unacceptable increase in serum bilirubin.

  Preferably, each skin color characteristic measurement used to assess the presence or absence of the condition for which testing is carried out is actually an average of multiple tests. For example, when newborns are tested for the jaundice that signals hyperbilirubinemia, multiple readings are made at multiple sites. Five or six of the readings from which Hunter b and L (and perhaps a third characteristic, Hunter a, as described below) are made at, for example, each of several locations which may include some or all of two forehead locations, at least one chest location, a cheek location and two back locations. At each site, the Hunter readings that have the highest and lowest values of b are discarded, then all of the readings of each Hunter characteristic are averaged. Subsequent readings are made in the same manner and compared. As used herein, the terms "Hunter a", "Hunter b" and "Hunter L" include such average values, but are not limited to just the values arrived at by the averaging technique unless expressly so-limited. The discarding and averaging is readily accomplished by the computational provisions of the test equipment. The averaging technique may improve the testing of other than skin color where the testing steps of this invention are used, for example in the evaluation of hair by color measurement.

  In skin color testing, it is important to cleanse the site uitilizing a cleansing agent that does not contribute any coloration. Likewise, when testing is carried out on test subjects other than an individual's skin, the test subject should be free of any color altering contaminant. In skin color testing, the site on the test subject should be dry, and in all cases the instrument should have the capability of being applied to the site in such a manner that ambient light does not enter the instrument.

When testing in the manner described above, it is preferred to test for a third characteristic, as well, and using historical experience, determine whether that third characteristic lies outside an expected range of values, taking into account the values measured for the first and second characteristics. When testing for hyperbilirubinemia in the above procedure, the third characteristic is Hunter a. If the third characteristic is observed to have a value outside the range of normal ecpectations this may be an indication of error in the test procedure, in which case one conducting the test would not want to rely on the test results.

  Determination of the first and second skin color characteristics at just one point in time can indicate or strongly suggest a medical condition affecting skin color if the first characteristic measurement is observed to lie outside a range of values for that charactreristic known by experience to be normal for a subject having the particular measured value of the second characteristic. For example, in many individuals hyperbilirubinemia is strongly suggested if Hunter b and L are measured and it is determined that, based on skin color categories previously observed, Hunter b is above any ordinary value for a subject with skin having the L value measured. Also, even if baseline readings of Hunter b and L (and preferably a) are not made, changes in the value of Hunter b can signal the presence of hyperbilirubinemia in measurements of the Hunter values are made at timed intervals in the foregoing fashion. Out of the ordinary increases in Hunter b, of for example two or more points can be an indication of hyperbilirubinemia when the measured L value remains in a constant range from one measurement to the next. Similarly, large decreases in Hunter b, of for example two or more points, can be an indication of hyperbilirubinemia from which the infant is recovering, again if L remains relatively constant.

  Significant testing has established the value of the foregoing techniques in detecting hyperbilirubinemia. The same techniques will indicate other jaundice-producing medical conditions in human and animal subjects. Hepatitis or liver disorders are examples of such medical conditions susceptible to diagnosis with the methods and apparatus of this invention.

  Tuberculosis has been observed to affect skin color in dark skinned individuals such as many persons of African descent. Appropriate color measurement in accordance with this invention may provide a valuable diagnostic tool.

  Biopsy specimens, body fluids, excretions, etc. are visually inspected for color. The techniques and instrumentation according to this invention can provide objectivity and consistency to such inspections.

  The above and further advantages of this invention will be better understood with reference to the following detailed description of the preferred embodiment taken in combination with the attached drawings.


  BRIEF DESCRIPTION OF THE DRAWINGS

  In the Drawings:

  FIG. 1 is a block diagram illustration of an instrument for determining Hunter L, a and b values and for comparing changes in Hunter b to Hunter b changes predetermined to be indicative of bilirubinemia.

  FIG. 1a is a diagrammatic illustration of exemplary memory content in an instrument like that of FIG. 1.

  FIG. 2 is schematic illustration in block diagram form illustrating the steps in the process of monitoring an infant for hyperbilirubinemia based upon changes in Hunter b in skin color and including measuring and reviewing Hunter b and L.

                                  5,671,735

     FIG. 3 is a schematic illustration in block diagram form illustrating the steps in the process of monitoring an infant for hyperbilirubinemia based on Hunter b including measuring and reviewing Hunter a as well as Hunter b and L.

                         DETAILED DESCRIPTION OF THE
                            PREFERRED EMBODIMENT

     Any modern version of two general types of color-measuring instruments, colorimeters and spectrophotometers, is an example of instrument suitable for the skin color measurement according to a preferred embodiment of this invention. The basic components of either type of instrument are a light source, a sample illumination and viewing arrangement, a means of selecting certain wavelengths of light for the measurement, a detector of the light reflected from the sample, and some relatively simple computing capacity. In commercially available instruments the main purposes of the computing capacity are to store and apply calibration information and to calculate various color coordinates for later use. In FIG. 1, a color measuring instrument 10 is illustrated. An individual person's skin 11 is illuminated by the instrument as generally indicated by the broken line arrow 12 and the instrument receives illumination reflected from the skin 11 as generally indicated by the broken arrow 13. Based on the illumination received by reflection from the skin, the instrument 10 develops the coordinates Y, x and y. In FIG. 1 the instrument 10 is a colorimeter, commercially available and suitable for development of the values Y, x and y.

     Another type of instrument that can be used in the skin color categorization method according to this invention is the spectrophotometer that measures the skin reflectance at discrete wavelengths and from these data derives tristimulus values, from which can be computed the Hunter color values used to measure skin color for diagnostic purposes as discussed below.

     Important to the use of a commercial colorimeter of the kind employed for the color measurement instrument 10 of FIG. 1 is the calibration of the instrument using a standard. In the early use of an instrument of this kind by the inventors, the "Light Skin" sample from the Macbeth Color Checker, described in the publication of C.S. McCamy, H. Marcus, and J.G. Davidson. "A Color-Rendition Chart," J. Appl. Photogr. Eng. 2, 95-99 (1976) was used. A tile of this approximate color was selected for its greater durability as an instrument standard. It was found, however, that the use of the "Light Skin" painted paper as the primary standard did not adequately avoid the phenomenon known as metamerism, by which objects that look alike (have the same perceived color) under some kinds of light sources or to some observers do not match under other types of light sources or to other observers. By this phenomenon colorimeters may not read their colors the same as the average human observer would under the daylight type light source usually employed for visual observation, hence leading to an error in colorimeter calibration.

     As an improved primary standard, the skin of a subject whose skin color measurements were highly reproducible and in the approximate center of the range of skin colors of the human population was selected. The spectral reflectance factors of the skin of this subject were carefully measured on a Macbeth 1500 Plus spectrophotometer (Macbeth, New Windsor, N.Y.); these data are given in column 2 of Table I at the wavelengths listed in column 1. By using well-established techniques of computer color matching, carried out on an ACS 1800 system equipped with an ACS Spec-troSensor II color measuring instrument (Datacolor International, Lawrenceville, N.J.) a colorant formulation matching this skin color was developed. The spectral reflectance factors for this match are given in column 3 of Table I. It may be seen that the data closely match those of column 2, indicating the absence of metamerism. Calculations according to the CIE 1976 CIELAB system showed that the two data sets match to within 0.27-0.36 units, less than can be perceived by human color vision, for daylight, incandescent light, and cool white fluorescent light, the three most commonly used light sources for the proposed applications.

     The above-mentioned formulation was made up in a stable, durable material and tiles were prepared as instrument standards. The spectral reflectance factors of one of these tiles are given in column 4 of Table I. It was found, however, that the improvement in calibration resulted in color coordinates that were significantly different from those obtained in the many studies made with the earlier system. A decision was made to adjust the calibration values of the new tiles in order to achieve consistent results between the new and old methods of calibration. Column 5 of Table I gives the adjusted set of spectral reflectance factors for the tile of column 4. The CIE and Hunter color coordinates, for measurement with the specular component excluded and calculated for CIE standard illuminant C and the 1931 2(degree) CIE standard observer, are also tabulated for each of the samples in the table.

                                   TABLE I
--------------------------------------------------------------------------------
     Wavelengths,      Skin                           Tile,       Tile,
        nm.          Standard       Formulation      correct    adjusted
--------------------------------------------------------------------------------

        400           19.03            20.70          21.51       16.67
        420           18.96            20.69          21.10       16.93
        440           21.53            21.68          20.99       17.65
        460           23.36            24.43          23.27       20.56
        480           28.06            28.30          27.82       25.67
        500           30.13            30.77          29.03       27.94
        520           31.19            31.31          29.38       28.24
        540           30.01            30.84          28.48       27.59
        560           31.41            30.76          28.22       27.33
        580           32.85            34.01          31.49       30.12
        600           44.37            43.54          42.58       40.52
        620           51.24            51.57          51.27       47.93
        640           54.56            55.09          55.56       51.10
        660           57.09            57.60          59.22       53.82
        680           58.67            60.41          61.82       56.55
        700           59.95            62.69          63.93       58.87
         X            37.14            37.28          36.14       33.76
         Y            34.66            34.89          33.07       31.53
         X            28.50            28.54          27.63       24.20
         x             0.3703           0.3702         0.3732      0.3732
         y             0.3456           0.3464         0.3415      0.3523
         L            58.87            59.07          57.51       56.15
         a             9.31             9.02          11.54        9.05
         b            12.51            12.70          11.77       13.75
--------------------------------------------------------------------------------

     With a suitable standard, basically, calibration is carried out by forcing the colorimeter 10 to give the desired color coordinates Y, x and y mentioned above, while utilizing the colorimeter with the standard tile chosen. The method of calibration is known for particular instruments and follows a series of steps prescribed by the manufacturer that need not be detailed here.

     In skin color testing, prior to each test of a subject, each test site is cleansed. A cleansing agent such as isopropyl alcohol, which leaves behind no coloration, is suitable. The site is well dried to avoid any wetness which may interfere with the reflection of light from the skin 11 to the instrument 10. In all cases of testing, with the instrument correctly calibrated, the measuring head or instrument orifice is placed against the test site to be measured. Care is taken to avoid the admission of ambient light to the instrument. Pressing the head firmly against the test site prevents the entry of ambient light. Additionally, it was determined that best results are obtained if one removes the instrument from the test site briefly, between illuminations. This can be provided for in software by a conventional delaying routine and, if desired, with an appropriate display instructing the user to remove the instrument briefly well away from the skin.

  In a colorimeter of the type shown in FIG. 1. at block 10 the instrument has an internal microprocessor or other computing capability so that it is able to develop the color coordinates Y, x and y from the measured values X, Y and Z
(Y being the same in each case). Certain colorimeters develop the Hunter color coordinates L, a, and b. Since the degreee of computation that the color measuring device 10 (i.e. colorimeter or spectrophotometer) internally performs varies, the manner of calculating the Hunter values from the tristimulus coordinates is useful to an understanding and practice of the invention and will enable correct use of a CPU by appropriate calculation to perform the invention with any commercially available colorimeter or spectrophotometer. Most modern color measuring instruments begin with measurement of the tristimulus vales X, Y, and Z. From these can be derived the CIE chromaticity coordinates x and y:

                 x=X/(X+Y+Z)                                               (1)

                 y=Y/(X+Y+Z)                                               (2)


The instrument 10 of FIG. 1 outputs the triplet of values x, y and Y as the starting point for further calculations by a central processing unit which can be dedicated microprocessor circuitry or personal computer 15. The remaining two tristimulus values X and Z are available by computation as follows:

                  X=xY/y,                                                  (3)

and

                  Z=(1-x-y)Y/y                                             (4)

In the preferred embodiment, in any event, the CPU according to FIG. 1 develops the Hunter value b discovered in accordance with this invention to be capable of use to detect and monitor hyperbilirubinemia. The Hunter b value is one of three values derived by Richard S. Hunter in 1958. Richard S. Hunter, "Photoelectric Color Difference Meter," J. Opt. Soc. Am. 48, 985-995 (1958). The equations for these are:

                  L=10 (Y)(to the 1/2 power)                               (5)

                  a=17.5 (1.02 X-Y)/Y(to the 1/2 power)                    (6)

                  b=7.0 (Y-0.847 Z)/Y(to the 1/2 power)                    (7)

where L is a lightness coordinate whose values correlate better with the visual perceptions of the lightness of object colors than do values of Y; a is a coordinate denoting redness or greenness, for which positive values denote that the color is red rather than its opponent color green, and negative values denote the opposite; and b is a yellowness-blueness coordinate, for which positive values denote that the color is yellow rather than the opponent color blue, and negative values of b denote the opposite. For yellow colors, starting with a=b=0 and an appropriate high value of L, which would be a light grey, increasing positive values of b result in a series of colors that may be described as light yellowish grey, pale yellow, light yellow, brilliant yellow and vivid yellow, in turn. Thus b is a measure of the "intensity" of the yellow color.

  Historically, all three Hunter values, a, b and L, have been utilized to describe a color. The inventors have determined that one can use the Hunter skin lightness measure L and comparative determinations of the Hunter value b developed at time intervals to measure the jaundice that is symptomatic of hyperbilirubinemia and by that measurement of jaundice detect the presence or absence of the ailment. The coordinate b provides a reliable measure of the yellow undertone of the color of human skin. In the particular arrangement of FIG. 1, wherein the colorimeter 10 produces the values Y, x, y, the computer 15 derives the Hunter values L and b. The Hunter lightness skin color characteristic L affects the amount of increase in the yellow measure Hunter b that indicates hyperbilirubinemia. Following the procedure represented in FIG. 2, steps 1 to 4 and preferably using an averaging technique described below, a newborn is measured, preferably within 2-5 hours of birth, to establish the initial, baseline values of Hunter L and b, L(0) and b(0). The values are recorded, step 4, for example by placement in machine memory 17. (A baseline Hunter a, a(0), may be calculated at this time, too, for the purposes explained below.) Thereafter, again preferably using the averaging technique, throughout the next several days, Hunter L and b are measured at intervals as represented by step 5 of FIG. 2. L is compared to the value originally measured as indicated at step 6. It should not vary more than 3 to 5 points, (depending on the range of L being measured) or the test is discontinued as at step 7. Otherwise, Hunter b is compared at step 8 to the baseline value established shortly after birth. As determined at step 9, if at any time Hunter b increases two points or more for darker skins with L values at or below approximately 51 or three points or more for lighter skins with L value above approximately 51, then hyperbilirubinemia is indicated and phototherapy, the usual treatment for this condition, may be prescribed. Alternatively, a blood test may be conducted to confirm the diagnosis before beginning phototherapy. Hunter b increases of one to two points for L values at or below approximately 51 and Hunter b increases of two to three points for L values above approximately 51 can be used as red flags or warning signs requiring closer monitoring.

  When the measured value of Hunter L at any time is found to have varied more than 3-5 points the test procedure is suspect and the test may be discontinued. Hunter L variations of this magnitude do not ordinarily occur in skin color measurement. The test should be repeated and if the discrepancy is not eliminated then the comparison of Hunter b values should not be relied upon for a determination of the presence or absence of hyperbilirubinemia.

  During phototherapy too, the testing procedure according to this invention can be used. Continued monitoring of Hunter L and b in the above manner can be utilized until Hunter b is within two points of its baseline value for subjects whose skin lightness value L is below a particular L value, or within three points of its baseline for subjects when L is above that value. An L value of approximately 51 has been found appropriate for this purpose.

  Although it has not been found to affect the measurement of Hunter b or the reliability of the use of Hunter L and b to

                                  5,671,735
diagnose hyperbilirubinemia, it has been the inventors' practice to require measurement preferably of Hunter a at each testing. Again the averaging technique is preferably used as described below. Based upon the testing of the skin color of several million individuals, the inventors have identified some 210 broad categories of skin coloration. That is to say, 210 broad ranges of Hunter L, a and b have been identified. Hunter L and b values for each of these categories are shown in Table II, Appendix A hereto. Table III, below, provides the ranges of Hunter a reasonably to be expected. For certain values of L, Hunter a above a particular value has never been observed. Should the test indicate a Hunter a outside any previously observed range for a particular L and b, this would be taken as at least an indication of error in testing. This occurrence is represented at steps 4 and 5 of FIG. 3, which figure represents the steps in the hyperbilirubinemia test that includes the measurement and comparison of Hunter a. If retesting does not result in a value of Hunter a consistent with previous experience, then the use of Hunter L and b as a test for hyperbilirubinemia in this instance is discontinued.

                                  TABLE III

-------------------------------------------------------------------------------
     If Hunter L values are:                   Then Hunter a values are:
-------------------------------------------------------------------------------
     24 (or less) to 44                               4 to 16
               45 to 54                               4 to 18
               55 to 59                               5 to 25
               60 to 71 (or more)                     6 to 30
-------------------------------------------------------------------------------


    For greater accuracy, multiple Y, x and y readings are made with the colorimeter 10 at several different sites, for example at one or more locations on some or all of the subject's forehead, cheek, chest and back, as suggested in the steps of the method outlined in FIG. 2. In a preferred embodiment 5 or 6 readings at 5 different sites are made. Hunter b and L values are calculated for each reading. The high and low values of b and associated values of L from each site are discarded, the computer 15 then averages all of the remaining values of Hunter b and L. The average b and L thus calculated are then used as the Hunter b and L values in the previously described testing for bilirubinemia.

    Some variation of b value occurs in dependence on the body location where readings are taken. Consistently averaging the values of L and b calculated from measurements taken at the same several locations on each individual can be used to eliminate any uncertainty resulting from such variations.

    A hospital's measure of serum bilirubin typically uses a scale different from the measure of Hunter b detected by the above procedure. In extensive tests at one hospital, a linear relation was observed between serum bilirubin measured using the hospital's scale and the Hunter b measurement according to the invention. In that hospital 12 was the serum bilirubin value that signalled monitoring or treatment of hyperbilirubinemia.

    Correlation between Hunter b and the hospital bilirubin count (BRC) was determined to be in accordance with the following equation:

        BRC=2.5 ([{47/L} (to the 1/2 power) b]-6.8)                  (8)

where BRC equals the hospital bilirubin count, the number 47 is the average L for entire database gathered over the course of research, and L and b are the average Hunter values determined as described above.

    The term in braces modifies b according to the value L relative to its average, in this case 47, according to a square root (superscript 1/2) function. It may be easier to understand the above equation if it is written another way. If the modified b (in square brackets) is called MODB:

        MODB=6.8+0.4 BRC                                             (9)

The numbers 6.8 and 0.4 (=1/2.5 are, respectively, the intercept and slope of the straight line relation between modified b and BRC. The 6.8 is the value of the MODB when BRC=0 and is related to the average baseline skin color. The 0.4 shows how rapidly MODB changes as BRC increases, an increase of 2.5 in BRC raises MODB by one point.

    The equation is exemplary only and may vary in detail when applied to a larger database or to bilirubin count values from another hospital since hospitals do not have a standard scale used consistently from one hospital to the next. However, the linear relationship between MODB and BRC indicates relatively straightforward conversion of measured L and b to arrive at a particular hospital's bilirubin count value so that the medical practitioner can employ the optical measurement of jaundice in accordance with this invention in the same way she or he employed bilirubin count previously.

    In the system of FIG. 1, following the routine of FIG.2, from the initial measurement preferably within 2-5 hours of birth; the CPU calculates the initial Hunter values L(0), a(0) and b(0) and stores these in the Baseline Values addresses of the data portion or RAM of memory 17. The data RAM (or nonprogram) portion 18 of the memory 17 is indicated in FIG. 1a. A relatively permanent section 18a of RAM 18 stores the data of Table II (and Table III if Hunter a is to be checked) and data such as the ranges of L that establish catagories of skin coloration for which varying Hunter b value changes are significant. A more often revised memory segment stores the results of the measurements performed with the instrument. Based on a relatively straightforward program retained in the permanent ROM memory, from the measurements taken at intervals, the CPU calculates the new values of L and b, retrieves L(0) and b(0), and subtracts those from the new values of L(1) and b(1). The change in Hunter L and b, (delta)L and (delta)b, can be displayed, or preferably, the CPU determines if the change in L indicates an error by comparing the change in L to that value, stored in the RAM 18 of the memory 17, that raises the suspicion of test error. If there is no suspicion of error, then the CPU determines whether an increase in b is above the value, again stored in memory, that indicates monitoring or treatment of hyperbilirubinemia for the particular value of L that has been measured. Similarly, for an infant that has previously been diagnosed with hyperbilirubinemia and is undergoing phototherapy, the same order of decrease to within 2 or 3 points of baseline, depending on L, can indicate recovery and phototherapy may be ended. The CPU memory 17 can be provided with Table II, or another compilation of the categories of skin coloration, which the CPU then can use as a look-up table to determine if Hunter a has a value outside of previously observed ranges for the particular Hunter L and b. Also, if desired, the CPU can calculate and display the hospital's measure of serum bilirubin based upon changes in Hunter b, for example by applying equation 8 above.

    Even in the absence of an initial reading, based on observed ranges of skin coloration, measurement of Hunter L and b can warn of the likelihood of hyperbilirubinemia if a Hunter b value is measured that is in excess of Hunter b ordinarily observed for subjects with that value of L. Hunter b values exceeding those ordinarily observed for individuals in a particular range of Hunter L values can be determined

                                  5,671,735
by reference to Table II. For example, it will be apparent that no individual whose skin has a Hunter L value between 24 and 26 has measured above 13 in Hunter b. Such a measurement may be used to determine that a blood test is advisable. In all instances, however, even where there has not been a Hunter b baseline established, an increase over time of 2,3 or more Hunter b points indicates the likelihood of hyperbilirubinemia, and if the change is a decrease, this is indicative of a recovering newborn.

   Table IV is an actual set of measurements made on a three day old infant. Using the averaging technique described above, Hunter L of 48.0 and Hunter b of
11.1 is calculated. Converting to the hospital bilirubin count in the equation
(9) above, a bilirubin count of 10.5 was calculated.

                                   TABLE IV
--------------------------------------------------------------------------------
                   L         a         b         Y         x         y
--------------------------------------------------------------------------------

  Forehead       47.8      21.6      11.6      22.9      0.411     0.333
                 48.6      19.5      11.5      23.6      0.404     0.335
                 48.8      21.2      11.6      23.8      0.407     0.333
                 46.7      21.6      11.6      21.8      0.413     0.333
                 48.6      21.6      11.8      23.6      0.410     0.333
                 48.0      22.1      11.7      23.1      0.412     0.332
  Forehead       46.4      20.5      11.2      21.5      0.409     0.333
                 46.0      20.3      11.1      21.1      0.409     0.333
                 47.4      21.4      11.6      22.4      0.411     0.333
                 46.1      21.4      10.7      21.2      0.409     0.330
                 46.3      20.4      11.2      21.5      0.409     0.333
                 46.9      20.7      11.3      22.0      0.409     0.333
  Chest          50.5      16.5      11.2      25.5      0.391     0.336
                 50.9      15.3      11.2      25.9      0.388     0.338
                 50.1      17.5      11.2      25.1      0.395     0.336
                 50.7      16.9      11.2      25.7      0.392     0.336
                 50.4      16.4      11.1      25.4      0.391     0.336
                 50.1      17.3      11.1      25.1      0.394     0.335
  Back           49.0      17.1      11.1      24.0      0.395     0.336
                 48.7      16.3      11.0      23.7      0.394     0.337
                 48.3      16.6      10.6      23.3      0.393     0.335
                 49.2      16.6      10.9      24.2      0.393     0.336
                 49.1      18.3      11.3      24.1      0.399     0.335
                 50.0      18.0      11.4      25.0      0.397     0.336
  Back           46.2      15.8      10.5      21.4      0.395     0.337
                 45.3      16.5      10.2      20.5      0.397     0.335
                 45.9      16.0      10.4      21.1      0.395     0.336
                 45.5      14.4      10.3      20.7      0.392     0.338
                 46.3      16.1      11.0      21.4      0.398     0.339
                 47.3      16.9      10.9      22.3      0.397     0.336
--------------------------------------------------------------------------------

   The invention can afford good evidence of jaundice resulting from medical conditions other than hyperbilirubinemia. Liver disorders in adults and children produce jaundice, for example. These and other skin color characteristics can be factors in diagnosing additional diseases that affect skin color. It has been observed, for example, that at least among dark skinned individuals, such as African Americans or others of African descent, skin color is affected by tuberculosis.

   The application of the method and apparatus is not limited to the jaundice-related testing described above. Experiments with rhesus monkeys have shown a correlation between hormone levels and the coloration of the female monkey's very visible reddened hind end. An instrument like that described above was able to distinguish varying levels of reddening in an individual test subject's posterior using Hunter a and Hunter L in a similar fashion to that described above. The hormone level of the subject was thus indicated by the methods and apparatus of this invention.

   Successful experimentation has begun on the evaluation of the condition of laboratory mice based upon the use of Hunter a and Hunter L in a similar fashion to that described above.

   Table V, Appendix B, is a broad categorization of human hair coloration. Departure of an individual test subject's hair coloration from a baseline measure can be an indication of a change in the hair or of greying. In addition to diagnostic use, test procedures and instruments according to this invention can be used to determine how to restore the hair to its natural color, or with reference to the categories of Table V, hair that has changed in color by greying or by bleaching or dying can be restored to a more natural appearance, whether the test subject's original coloring or a chosen color consistent with the limitation of the categories identified in Table V.

   In much the same way tooth coloration can be assessed by this invention and the techniques described can be used to arrive at a natural coloring of replacement dental work consistent with existing or replacement teeth.

   Plant and crop specimens are good candidates for the application of the procedures and apparatus of the invention. For example, conditions leading to the degradation of grain stored in silos are observable based upon color change. Determination of these conditions by instrument is made possible by the techniques of the present invention, and this opens the way to automated monitoring for this purpose. Soil samples from oil spills when measured by these procedures and apparatus indicate the degree of soil contamination by oil or gasoline. Testing of such soil contamination has been successfully conducted. Biological test subjects of a great variety can be tested by means of the present invention. The color measuring techniques apply to a wide range of biological test subjects (e.g., hair, teeth, tissue, excretions, foods, soil, animals, plants).

   From the foregoing it should be apparent that the methods and apparatus described are exemplary and not intended to limit the scope of protection of the invention as set forth in the appended claims.

                                   TABLE II
--------------------------------------------------------------------------------
                                  APPENDIX A
                                 ------------
              No.               Hunter L               Hunter b
--------------------------------------------------------------------------------
               1.             less than 27                -5*
               2.             less than 27                 6
               3.             less than 27                 7
               4.             less than 27                 8
               5.             less than 27                 9
               6.             less than 27                10
               7.             less than 27                11
               8.             less than 27                12+**
               9.          27 to less than 30             -5
              10.          27 to less than 30              6
              11.          27 to less than 30              7
              12.          27 to less than 30              8
              13.          27 to less than 30              9
              14.          27 to less than 30             10
              15.          27 to less than 30             11
              16.          27 to less than 30             12+
              17.          30 to less than 33             -5
              18.          30 to less than 33              6
              19.          30 to less than 33              7
              20.          30 to less than 33              8
              21.          30 to less than 33              9
              22.          30 to less than 33             10
              23.          30 to less than 33             11
              24.          30 to less than 33             12+
              25.          33 to less than 36             -5
              26.          33 to less than 36              6
              27.          33 to less than 36              7
              28.          33 to less than 36              8
              29.          33 to less than 36              9
              30.          33 to less than 36             10
              31.          33 to less than 36             11
              32.          33 to less than 36             12+
              33.          36 to less than 39             -5

                                  5,671,735

--------------------------------------------------------------------------------
                                  APPENDIX A
                                 ------------
              No.               Hunter L               Hunter b
--------------------------------------------------------------------------------
              34.          36 to less than 39             6
              35.          36 to less than 39             7
              36.          36 to less than 39             8
              37.          36 to less than 39             9
              38.          36 to less than 39            10
              39.          36 to less than 39            11
              40.          36 to less than 39            12
              41.          36 to less than 39            13
              42.          36 to less than 39            14
              43.          36 to less than 39            15+
              44.          39 to less than 42            -5
              45.          39 to less than 42             6
              46.          39 to less than 42             7
              47.          39 to less than 42             8
              48.          39 to less than 42             9
              49.          39 to less than 42            10
              50.          39 to less than 42            11
              51.          39 to less than 42            12
              52.          39 to less than 42            13
              53.          39 to less than 42            14
              54.          39 to less than 42            15+
              55.          42 to less than 45            -5
              56.          42 to less than 45             6
              57.          42 to less than 45             7
              58.          42 to less than 45             8
              59.          42 to less than 45             9
              60.          42 to less than 45            10
              61.          42 to less than 45            11
              62.          42 to less than 45            12
              63.          42 to less than 45            13
              64.          42 to less than 45            14
              65.          42 to less than 45            15
              66.          42 to less than 45            16
              67.          42 to less than 45            17
              68.          42 to less than 45            18+
              69.          45 to less than 48            -5
              70.          45 to less than 48             6
              71.          45 to less than 48             7
              72.          45 to less than 48             8
              73.          45 to less than 48             9
              74.          45 to less than 48            10
              75.          45 to less than 48            11
              76.          45 to less than 48            12
              77.          45 to less than 48            13
              78.          45 to less than 48            14
              79.          45 to less than 48            15
              80.          45 to less than 48            16
              81.          45 to less than 48            17
              82.          45 to less than 48            18+
              83.          48 to less than 51            -5
              84.          48 to less than 51             6
              85.          48 to less than 51             7
              86.          48 to less than 51             8
              87.          48 to less than 51             9
              88.          48 to less than 51            10
              89.          48 to less than 51            11
              90.          48 to less than 51            12
              91.          48 to less than 51            13
              92.          48 to less than 51            14
              93.          48 to less than 51            15
              94.          48 to less than 51            16
              95.          48 to less than 51            17
              96.          48 to less than 51            18
              97.          48 to less than 51            19
              98.          48 to less than 51            20+
              99.          51 to less than 54            -5
             100.          51 to less than 54             6
             101.          51 to less than 54             7
             102.          51 to less than 54             8
             103.          51 to less than 54             9
             104.          51 to less than 54            10
             105.          51 to less than 54            11
             106.          51 to less than 54            12
             107.          51 to less than 54            13
             108.          51 to less than 54            14

-------------------------------------------------------------------------------
                                  APPENDIX A
                                  ----------

No.                      Hunter L                    Hunter b
-------------------------------------------------------------------------------
              109.         51 to less than 54    15
              110.         51 to less than 54    16
              111.         51 to less than 54    17
              112.         51 to less than 54    18
              113.         51 to less than 54    19
              114.         51 to less than 54    20+
              115.         54 to less than 57    -5
              116.         54 to less than 57     6
              117.         54 to less than 57     7
              118.         54 to less than 57     8
              119.         54 to less than 57     9
              120.         54 to less than 57    10
              121.         54 to less than 57    11
              122.         54 to less than 57    12
              123.         54 to less than 57    13
              124.         54 to less than 57    14
              125.         54 to less than 57    15
              126.         54 to less than 57    16
              127.         54 to less than 57    17
              128.         54 to less than 57    18
              129.         54 to less than 57    19
              130.         54 to less than 57    20+
              131.         57 to less than 60    -5
              132.         57 to less than 60     6
              133.         57 to less than 60     7
              134.         57 to less than 60     8
              135.         57 to less than 60     9
              136.         57 to less than 60    10
              137.         57 to less than 60    11
              138.         57 to less than 60    12
              139.         57 to less than 60    13
              140.         57 to less than 60    14
              141.         57 to less than 60    15
              142.         57 to less than 60    16
              143.         57 to less than 60    17
              144.         57 to less than 60    18
              145.         57 to less than 60    19
              146.         57 to less than 60    20+
              147.         60 to less than 63    -5
              148.         60 to less than 63     6
              149.         60 to less than 63     7
              150.         60 to less than 63     8
              151.         60 to less than 63     9
              152.         60 to less than 63    10
              153.         60 to less than 63    11
              154.         60 to less than 63    12
              155.         60 to less than 63    13
              156.         60 to less than 63    14
              157.         60 to less than 63    15
              158.         60 to less than 63    16
              159.         60 to less than 63    17
              160.         60 to less than 63    18
              161.         60 to less than 63    19
              162.         60 to less than 63    20+
              163.         63 to less than 66    -5
              164.         63 to less than 66     6
              165.         63 to less than 66     7
              166.         63 to less than 66     8
              167.         63 to less than 66     9
              168.         63 to less than 66    10
              169.         63 to less than 66    11
              170.         63 to less than 66    12
              171.         63 to less than 66    13
              172.         63 to less than 66    14
              173.         63 to less than 66    15
              174.         63 to less than 66    16
              175.         63 to less than 66    17
              176.         63 to less than 66    18
              177.         63 to less than 66    19
              178.         63 to less than 66    20+
              179.         66 to less than 69    -5
              180.         66 to less than 69     6
              181.         66 to less than 69     7
              182.         66 to less than 69     8
              183.         66 to less than 69     9

                                  5,671,735

-------------------------------------------------------------------------------
                                  APPENDIX A
                                  ----------

No.                      Hunter L                    Hunter b
-------------------------------------------------------------------------------
184.                66 to less than 69                10
185.                66 to less than 69                11
186.                66 to less than 69                12
187.                66 to less than 69                13
188.                66 to less than 69                14
189.                66 to less than 69                15
190.                66 to less than 69                16
191.                66 to less than 69                17
192.                66 to less than 69                18
193.                66 to less than 69                19
194.                66 to less than 69                20+
195.             less than or equal to 69             -5
196.             less than or equal to 69              6
197.             less than or equal to 69              7
198.             less than or equal to 69              8
199.             less than or equal to 69              9
200.             less than or equal to 69             10
201.             less than or equal to 69             11
202.             less than or equal to 69             12
203.             less than or equal to 69             13
204.             less than or equal to 69             14
205.             less than or equal to 69             15
206.             less than or equal to 69             16
207.             less than or equal to 69             17
208.             less than or equal to 69             18
209.             less than or equal to 69             19
210.             less than or equal to 69             20+
-------------------------------------------------------------------------------
* The designation -5 means less than 5 but more than 4.
** The desidntation 12+ means more than 12 but less than 13.

                                    TABLE V
-------------------------------------------------------------------------------
                                  APPEXDIX B
                                  ----------
CATEGORY                         L                  a                   b
                           -------------      -------------      -------------
Name                       Min      Max        Min     Max         Min     Max
-------------------------------------------------------------------------------
Black                     0.00     14.00     -10.00    3.00      -10.00    5.00
Darkest Dark Brown       14.00     16.00     -10.00    3.00      -10.00    1.00
Darkest Dark Brown       14.00     16.00     -10.00    3.00        1.00    1.15
Darkest Dark Brown       14.00     16.00     -10.00    3.00        1.15    1.25
Darkest Dark Brown       14.00     16.00     -10.00    3.00        1.25    3.00
Darker Dark Brown        16.00     19.00     -10.00    3.00      -10.00    2.70
Darker Dark Brown        16.00     19.00     -10.00    3.00        2.70    2.95
Darker Dark Brown        16.00     19.00     -10.00    3.00        2.95    3.20
Darker Dark Brown        16.00     19.00     -10.00    3.00        3.20   10.00
Darker Dark Brown        16.00     19.00       2.00    3.00      -10.00    2.70
(Cool Auburn Tones)
Darker Dark Brown        16.00     19.00       2.00    3.00        3.20   10.00
(Warm Auburn Tones)
Brown                    19.00     22.00       0.00    6.00      -10.00    2.95
Brown                    19.00     22.00       0.00    6.00        2.95    3.20
Brown                    19.00     22.00       0.00    6.00        3.20    3.45
Brown                    19.00     22.00       0.00    6.00        3.45   10.00
Brown                    19.00     22.00       3.50    6.00        3.45   10.00
(Warm Auburn Tones)
Brown                    19.00     22.00       3.50    6.00      -10.00    3.45
(Cool Auburn Tones)
Medium Brown             22.00     27.00       1.00    6.00      -10.00    3.75
Medium Brown             22.00     27.00       1.00    6.00        3.75    4.00
Golden Med. Brown        22.00     27.00       1.00    6.00        4.00    4.25
Golden Med. Brown        22.00     27.00       1.00    6.00        4.25   10.00
Medium Brown             22.00     27.00       3.50    6.00        4.25   10.00
(Warm Auburn Tones)

-------------------------------------------------------------------------------
                                  APPENDIX B
                                  ----------
CATEGORY                         L                  a                   b
                           -------------      -------------      -------------
Name                       Min      Max        Min     Max         Min     Max
-------------------------------------------------------------------------------
Medium Brown             22.00     27.00      3.50     6.00      -10.00    4.25
(Cool Auburn Tones)
Darkest Med. Blonde      27.00     28.00      1.80     6.00       -5.00    6.00
Darkest Med. Blonde      27.00     28.00      1.80     5.00        6.00    6.50
Darkest Med. Blonde      27.00     28.00      5.00     6.00        6.00    6.50
Darkest Med. Blonde      27.00     28.00      1.80     6.00        6.50   15.00
Medium Blonde            28.00     31.00      1.80     6.00       -5.00    6.00
Medium Blonde            28.00     31.00      1.80     5.00        6.00    6.50
Med. Golden Blonde       28.00     31.00      5.00     6.00        6.00    6.50
Med. Golden Blonde       28.00     31.00      1.80     6.00        6.50   15.00
Lightest Med. Blonde     31.00     33.00      1.80     6.00       -5.00    6.00
Lightest Med. Blonde     31.00     33.00      1.80     5.00        6.00    6.50
Lightest Med. Blonde     31.00     33.00      5.00     6.00        6.00    6.50
Lightest Med. Blonde     31.00     33.00      1.80     6.00        6.50   15.00
Light Blonde             33.00     36.00      1.80     6.00       -5.00    7.00
Light Blonde             33.00     36.00      1.80     5.00        7.00    7.50
Light Blonde             33.00     36.00      5.00     6.00        7.00    7.50
Light Blonde             33.00     36.00      1.80     6.00        7.50   20.00
Lighter Blonde           36.00     40.00      1.80     6.00       -5.00    8.00
Lighter Blonde           36.00     40.00      1.80     5.00        8.00    8.50
Lighter Blonde           36.00     40.00      5.00     6.00        8.00    8.50
Lighter Blonde           36.00     40.00      1.80     6.00        8.50   20.00
Lightest Blonde          40.00     80.00      1.80     7.00       -5.00    9.00
Lightest Blonde          40.00     80.00      1.80     5.00        9.00   10.00
Lightest Blonde          40.00     80.00      5.00     7.00        9.00   10.00
Lightest Blonde          40.00     80.00      1.80     7.00       10.00   30.00
Light Red                22.00     28.00      6.00    30.00       -5.00    3.50
Light Red                22.00     28.00      6.00    30.00        3.50    3.75
Light Red                22.00     28.00      6.00    30.00        3.75    4.00
Light Red                22.00     28.00      6.00    30.00        4.00   30.00
Medium Red               19.00     22.00      6.00    30.00      -10.00    3.50
Medium Red               19.00     22.00      6.00    30.00        3.50    3.75
Med. Golden Red          19.00     22.00      6.00    30.00        3.75    4.00
Med. Golden Red          19.00     22.00      6.00    30.00        4.00   30.00
Dark Red                 14.00     19.00      3.00    30.00      -10.00    2.50
Dark Red                 14.00     19.00      3.00    30.00        2.50    2.75
Dark Red                 14.00     19.00      3.00    30.00        2.75    3.00
Dark Red                 14.00     19.00      3.00    30.00        3.00   30.00
Red Blonde               27.00     40.00      6.00    30.00        6.00   30.00
Red Blonde               40.00     80.00      7.00    30.00        6.00   30.00
Black/Dk                 27.00     50.00    -10.00     1.80      -10.00    3.75
Brown/Med
Brown/Brown
w/70%-90% Grey
Black/Dk                 27.00     50.00    -10.00     1.80        3.75    4.00
Brown/Med
Brown/Brown
w/70%-90% Grey
Black/Dk                 27.00     50.00    -10.00     1.80        4.00    4.25
Brown/Med
Brown/Brown
w/70%-90% Grey
Black/Dk                 27.00     50.00    -10.00     1.80        4.25   10.00
Brown/Med
Brown/Brown
w/70%-90% Grey
Black/Dk                 23.00     27.00    -10.00     1.00      -10.00    3.75
Brown/Med
Brown/Brown
w/40%-60% Grey

                                  5,671,735

------------------------------------------------------------------------------
                                  APPENDIX B
                                  ----------
CATEGORY                         L                  a                   b
                           -------------      -------------      -------------
NAME                       Min      Max        Min     Max         Min     Max
-------------------------------------------------------------------------------
Black/Dk                 23.00     27.00     -10.00    1.00        3.75    4.00
Brown/Med
Brown/Brown
w/40%-60% Grey
Black/Dk                 23.00     27.00     -10.00    1.00        4.00    4.25
Brown/Med
Brown/Brown
w/40%-60% Grey
Black/Dk                 23.00     27.00     -10.00    1.00        4.25   10.00
Brown/Med
Brown/Brown
w/40%-60% Grey

                                   Grey Hair
                                   ---------

Light Brown/Darkest Blonde
--------------------------

40%-60% Grey              4.00     10.00     -10.00    -0.08
70%-90% Grey             10.00    to max     -10.00    -0.08
Dark Red, Medium Red or Medium Light Red
----------------------------------------

40%-60% Grey              6.00     10.00     -10.00    -0.08
70%-90% Grey             10.00    to max     -10.00    -0.08
Light Red or Red Blonde
-----------------------

40%-60% Grey              5.00      7.00     -10.00    -0.08
70%-90% Grey              7.00    to max     -10.00    -0.08
Medium to Medium Dark Blonde
----------------------------

40%-60% Grey              1.70      4.00       0.00     0.00
70%-90% Grey              4.00    to max       0.00     0.00
Light Blonde Hair
-----------------

40%-60% Grey            -99.99     -0.25      -1.75    -1.25
70%-90% Grey            -99.99     -0.25     -99.99    -1.75
-------------------------------------------------------------------------------

*Negative values are used in this table in their ordinary sense, to denote values less than zero.

     We claim:

     1. A process of detecting a condition in a test subject, which condition includes a symptomatic, detectable change in the test subject's coloration, the process comprising the steps of:

     (a) at a first point in time, measuring with a color measuring instrument a value of at least one color factor in the test subject's coloration, said color factor being dependent, at least in part, on relative content of one or more colors in said coloration,

     (b)  waiting an interval,

     (c) measuring with the color measuring instrument, at least at one further point in time, a value of said color factor in the test subject's coloration, and

     (d) comparing the values of said color factor measured at said first and said further point in time to determine whether there has been exhibited a change therein of a predetermined magnitude evidencing said condition, and wherein each of steps (a) and (c) comprises measuring the value of a color factor that is dependent on relative content of opponent colors in said coloration and on lightness of said coloration.

     2. A process of detecting a condition in a test subject, which condition includes a symptomatic, detectable change in the test subject's coloration, the process comprising the steps of:

     (a) at a first point in time, measuring with a color measuring instrument a value of at least one color factor in the test subject's coloration, said color factor being dependent, at least in part, on relative content of one or more colors in said coloration,

     (b)  waiting an interval,

     (c) measuring with the color measuring instrument, at least at one further point in time, a value of said color factor in the test subject's coloration, and

     (d) comparing the values of said color factor measured at said first and said further point in time to determine whether there has been exhibited a change therein of a predetermined magnitude evidencing said condition, and wherein each of steps (a) and (c) comprises measuring the value of a color factor that comprises a first function weighted in a first portion of the spectrum, a second function weighted in a second portion of the spectrum, and a weighting term that is a function of lightness of said coloration and that modifies the value of the color factor.

     3. The process according to claim 2 wherein measuring the value of the color factor in each of steps (a) and (c) comprises measuring a factor that is a first function weighted in a yellower portion of the spectrum and a second function weighted in a bluer portion of the spectrum.

     4. A process of detecting a condition in a test subject, which condition includes a symptomatic coloration; the process comprising the steps of:

     (a) measuring with a color measuring instrument a value in the test subject's coloration of at least one color factor, said color factor being dependent on said coloration and being correlatable, in test subjects having colorations of substantially varying degrees of lightness or darkness, to a measure of the condition that has clinical utility, and

     (b) comparing the measured value of said color factor with a predetermined range of values of the color factor to determine whether said measured value of said color factor evidences said condition in said test subject.

      5. The process according to claim 4 wherein prior to step (b) the process further comprises the step of establishing the range of values of said color factor by recording values of Hunter b associated with at least one other color factor in individuals without said condition, and wherein step (b) comprises comparing a Hunter b value of the skin coloration of the test subject with the Hunter b values recorded for individuals comparable with the test subject in said other color factor of skin coloration.

      6. The process according to claim 4 wherein

     step (b) comprises comparing the measured value of said color factor with a range of values of said color factor that is indicative of either the presence or absence of the condition in a subject to determine if the measured value of said color factor lies inside or outside the range.

      7. The process according to claim 6 wherein step (a) comprises measuring the value of a color factor that is dependent on redness of the coloration of the test subject.

      8. The process according to claim 4 wherein step (a) comprises measuring the value of color factor Hunter b, and the process further comprises measuring th value of said color factor in the coloration of the test subject subsequent to the first-mentioned measurement, determining any difference between the first-mentioned and subsequent measurements and comparing said difference to a range of values to determine whether a change in Hunter b value inside or outside said range is present, indicative of either the presence or absence of the condition.

                                  5,671,735

 9. A process of detecting a condition in a test subject, which condition includes a symptomatic, detectable change in the coloration of the test subject; the process comprising the steps of:

  (a) at a first point in time, measuring with a color measuring instrument a value of relative content of opponent colors in the coloration of the test subject.

  (b) waiting an interval.

  (c) measuring with the color measuring instrument, at least at one further point in time, a value of relative content of said opponent colors in the coloration of the test subject, and

  (d) comparing the values measured at said first and said further points in time to determine whether there has been exhibited a change therein of a predetermined magnitude that evidences said condition and that is correltable, in test subjects having colorations of substantially varying degrees of lightness or darkness, to a measure of said condition that has clinical utility.

10. The process according to claim 9 wherein each of steps (a) and (c) comprises measuring the value of a color factor that is dependent on lightness of the coloration of the test subject and that modifies the value of the relative content of the opponent colors in said coloration.

11. A process of detecting a condition in a test subject, which condition includes a symptomatic, detectable change in the test subject's coloration; the process comprising the steps of:

  (a) at a first point in time, measuring with a color measuring instrument a value of at least one color factor in the test subject's coloration, said color factor being dependent, at least in part, on relative content of one or more colors in said coloration.

  (b) waiting an interval,

  (c) measuring with the color measuring instrument, at least at one further point in time, a value of said color factor in the test subject's coloration,

  (d) comparing the values of said color factor measured at said first and said further point in time to arrive at a value of change in color factor, and

  (e) comparing the value of change in color factor with a preestablished measure of color factor value change that is known to evidence said condition and that is correlatable, in test subjects having colorations of substantially varying degrees of lightness or darkness, to a measure of the condition that has clinical utility.

12. A process of detecting a condition in a test subject, which condition includes a symptomatic, detectable change in the test subject's coloration; the process comprising the steps of:

  (a) at a first point in time, measuring with a color measuring instrument a value of at least one color factor Hunter b in the test subject's coloration, said color factor Hunter b being dependent, at least in part, on relative content of one or more colors in said coloration,

  (b) waiting an interval,

  (c) measuring with the color measuring instrument, at least at one further point in time, a value of said color factor Hunter b in the test subject's coloration, and

  (d) comparing the values of said color factor Hunter b measured at said first and further points in time to determine whether there has been exhibited a change therein of a predetermined magnitude evidencing said condition.

13. A process of detecting the jaundice caused by hyperbilirubinemia in an infant test subject, which jaundice includes a symptomatic, detectable change in the infant's coloration; the process comprising the steps of:

  (a) establishing a baseline measurement for said infant by measuring with a color measuring instrument a value of at least one color factor in the infant's coloration at a first point in time following birth when jaundice resulting from hyperbilirubinemia is generally not present in an infant, said color factor being dependent, at least in part, on relative content of one or more colors in said coloration,

  (b) waiting an interval,

  (c) measuring with the color measuring instrument, at least at one further point in time, a value of said color factor in the infant's coloration, and

  (d) comparing the value of said color factor baseline measurement at said first point in time and said value of said color factor at the further point in time to determine whether there has been exhibited a change therein of a predetermined magnitude for that particular infant.

14. A process of detecting a condition in a test subject, which condition includes a symptomatic, detectable change in the test subject's coloration; the process comprising the steps of:

  (a) establishing a plurality of coloration classes in which a predetermined magnitude of a change in value of at least one color factor is indicative of the condition, said predetermined magnitude indicative of the condition differing from one coloration class to another.

  (b) at a first point in time, measuring with a color measuring instrument a value of the at least one color factor in the test subject's coloration, said color factor being dependent, at least in part, on relative content of one or more colors in said coloration.

  (c) waiting an interval

  (d) measuring with the color instrument, at least at one further point in time, a value of said color factor in the test subject's coloration, and

  (e) comparing the values of said color factor measured at said first and said further points in time to determine whether there has been exhibited a change therein of the predetermined magnitude evidencing said condition for the particular coloration class of the test subject.

15. The process according to claim 14 wherein the step of establishing a plurality of coloration classes comprises establishing a plurality of coloration classes that are colorations within varying ranges of lightness.

16. The process according to claim 15 wherein the color factor is Hunter b and the coloration classes are defined by ranges of values of Hunter L, the process further comprising the step of measuring by instrument a Hunter L value of the test subject's coloration.

17. The process according to claim 16 wherein the coloration is skin coloration and the step of establishing a plurality of coloration classes comprises establishing coloration classes that include a first class of skin coloration having a Hunter L value at or below substantially 51 and a second class of skin coloration having a Hunter L value above substantially 51, wherein increases in Hunter b values of substantially two or more points for skin coloration of the first class are indicative of hyperbilirubinemia, and wherein increases in Hunter b values of substantially three or more points for skin coloration of the second class are indicative of hyperbilirubinemia.

                                  5,671,735

  18. The process according to either
claim 16, or 17 wherein said coloration
classes are substantially as follows:
------------- --------------------------------
  No.          Hunter L             Hunter b
----------------------------------------------
   1.        less than 27             -5*
   2.        less than 27              6
   3.        less than 27              7
   4.        less than 27              8
   5.        less than 27              9
   6.        less than 27             10
   7.        less than 27             11
   8.        less than 27             12+**
   9.     27 to less than 30          -5
  10.     27 to less than 30           6
  11.     27 to less than 30           7
  12.     27 to less than 30           8
  13.     27 to less than 30           9
  14.     27 to less than 30          10
  15.     27 to less than 30          11
  16.     27 to less than 30          12+
  17.     30 to less than 33          -5
  18.     30 to less than 33           6
  19.     30 to less than 33           7
  20.     30 to less than 33           8
  21.     30 to less than 33           9
  22.     30 to less than 33          10
  23.     30 to less than 33          11
  24.     30 to less than 33          12+
  25.     33 to less than 36          -5
  26.     33 to less than 36           6
  27.     33 to less than 36           7
  28.     33 to less than 36           8
  29.     33 to less than 36           9
  30.     33 to less than 36          10
  31.     33 to less than 36          11
  32.     33 to less than 36          12+
  33.     36 to less than 39          -5
  34.     36 to less than 39           6
  35.     36 to less than 39           7
  36.     36 to less than 39           8
  37.     36 to less than 39           9
  38.     36 to less than 39          10
  39.     36 to less than 39          11
  40.     36 to less than 39          12
  41.     36 to less than 39          13
  42.     36 to less than 39          14
  43.     36 to less than 39          15+
  44.     39 to less than 42          -5
  45.     39 to less than 42           6
  46.     39 to less than 42           7
  47.     39 to less than 42           8
  48.     39 to less than 42           9
  49.     39 to less than 42          10
  50.     39 to less than 42          11
  51.     39 to less than 42          12
  52.     39 to -42                   13
  53.     39 to less than 42          14
  54.     39 to less than 42          15+
  55.     42 to -45                   -5
  56.     42 to less than 45           6
  57.     42 to less than 45           7
  58.     42 to less than 45           8
  59.     42 to less than 45           9
  60.     42 to less than 45          10
  61.     42 to less than 45          11
  62.     42 to less than 45          12
  63.     42 to less than 45          13
  64.     42 to less than 45          14
  65.     42 to less than 45          15
  66.     42 to less than 45          16
  67.     42 to less than 45          17
  68.     42 to less than 45          18+
  69.     45 to less than 48          -5
  70.     45 to less than 48           6
  71.     45 to less than 48           7
  72.     45 to less than 48           8
  73.     45 to less than 48           9
  74.     45 to less than 48          10
  75.     45 to less than 48          11

                                      22
                                  -continued

   ------------------------------------------
    No.            Hunter L        Hunter b
   ------------------------------------------
    76.      45 to less than 48       12
    77.      45 to less than 48       13
    78.      45 to less than 48       14
    79.      45 to less than 48       15
    80.      45 to less than 48       16
    81.      45 to less than 48       17
    82.      45 to less than 48       18+
    83.      48 to less than 51       -5
    84.      48 to less than 51        6
    85.      48 to less than 51        7
    86.      48 to less than 51        8
    87.      48 to less than 51        9
    88.      48 to less than 51       10
    89.      48 to less than 51       11
    90.      48 to less than 51       12
    91.      48 to less than 51       13
    92.      48 to less than 51       14
    93.      48 to less than 51       15
    94.      48 to less than 51       16
    95.      48 to less than 51       17
    96.      48 to less than 51       18
    97.      48 to less than 51       19
    98.      48 to less than 51       20+
    99.      51 to less than 54       -5
   100.      51 to less than 54        6
   101.      51 to less than 54        7
   102.      51 to less than 54        8
   103.      51 to less than 54        9
   104.      51 to less than 54       10
   105.      51 to less than 54       11
   106.      51 to less than 54       12
   107.      51 to less than 54       13
   108.      51 to less than 54       14
   109.      51 to less than 54       15
   110.      51 to less than 54       16
   111.      51 to less than 54       17
   112.      51 to less than 54       18
   113.      51 to less than 54       19
   114.      51 to less than 54       20+
   115.      54 to less than 57       -5
   116.      54 to less than 57        6
   117.      54 to less than 57        7
   118.      54 to less than 57        8
   119.      54 to less than 57        9
   120.      54 to less than 57       10
   121.      54 to less than 57       11
   122.      54 to less than 57       12
   123.      54 to less than 57       13
   124.      54 to less than 57       14
   125.      54 to less than 57       15
   126.      54 to less than 57       16
   127.      54 to less than 57       17
   128.      54 to less than 57       18
   129.      54 to less than 57       19
   130.      54 to less than 57       20+
   131.      57 to less than 60       -5
   132.      57 to less than 60        6
   133.      57 to less than 60        7
   134.      57 to less than 60        8
   135.      57 to less than 60        9
   136.      57 to less than 60       10
   137.      57 to less than 60       11
   138.      57 to less than 60       12
   139.      57 to less than 60       13
   140.      57 to less than 60       14
   141.      57 to less than 60       15
   142.      57 to less than 60       16
   143.      57 to less than 60       17
   144.      57 to less than 60       18
   145.      57 to less than 60       19
   146.      57 to less than 60       20+
   147.      60 to less than 63       -5
   148.      60 to less than 63        6
   149.      60 to less than 63        7
   150.      60 to less than 63        8
   151.      60 to less than 63        9
   152.      60 to less than 63       10
   153.      60 to less than 63       11

                                  5,671,735

                                      23
                                  -continued

-----------------------------------------------------
     No.         Hunter L                 Hunter b
-----------------------------------------------------
    154.   60 to less than 63                 12
    155.   60 to less than 63                 13
    156.   60 to less than 63                 14
    157.   60 to less than 63                 15
    158.   60 to less than 63                 16
    159.   60 to less than 63                 17
    160.   60 to less than 63                 18
    161.   60 to less than 63                 19
    162.   60 to less than 63                 20+
    163.   63 to less than 66                 -5
    164.   63 to less than 66                  6
    165.   63 to less than 66                  7
    166.   63 to less than 66                  8
    167.   63 to less than 66                  9
    168.   63 to less than 66                 10
    169.   63 to less than 66                 11
    170.   63 to less than 66                 12
    171.   63 to less than 66                 13
    172.   63 to less than 66                 14
    173.   63 to less than 66                 15
    174.   63 to less than 66                 16
    175.   63 to less than 66                 17
    176.   63 to less than 66                 18
    177.   63 to less than 66                 19
    178.   63 to less than 66                 20+
    179.   66 to less than 69                 -5
    180.   66 to less than 69                  6
    181.   66 to less than 69                  7
    182.   66 to less than 69                  8
    183.   66 to less than 69                  9
    184.   66 to less than 69                 10
    185.   66 to less than 69                 11
    186.   66 to less than 69                 12
    187.   66 to less than 69                 13
    188.   66 to less than 69                 14
    189.   66 to less than 69                 15
    190.   66 to less than 69                 16
    191.   66 to less than 69                 17
    192.   66 to less than 69                 18
    193.   66 to less than 69                 19
    194.   66 to less than 69                 20+
    195.   greater than or equal to 69        -5
    196.   greater than or equal to 69         6
    197.   greater than or equal to 69         7
    198.   greater than or equal to 69         8
    199.   greater than or equal to 69         9
    200.   greater than or equal to 69        10
    201.   greater than or equal to 69        11
    202.   greater than or equal to 69        12
    203.   greater than or equal to 69        13
    204.   greater than or equal to 69        14
    205.   greater than or equal to 69        15
    206.   greater than or equal to 69        16
    207.   greater than or equal to 69        17
    208.   greater than or equal to 69        18
    209.   greater than or equal to 69        19
    210.   greater than or equal to 69        20+
-----------------------------------------------------

wherein -5 represents a value less than 5 but more than 4, and 12+, 15+, 18+, and 20+ represent a value more than 12, 15, 18, and 20, respectively, but less than 13, 16, 19, and 21, respectively.

  19. The process according to either claim 15 or 14 wherein said coloration classes are determined by ranges of Hunter L values; said ranges of Hunter L values being bounded by at least one of the Hunter L values substantially as follows:

  Hunter L=27, 30, 33, 36, 39, 42, 45, 48, 54, 57, 60, 63, 66 and 69.

  20. The process according to claim 14 wherein each of steps (b) and (d) comprises measuring the value of said color factor at different locations on the test subject.

  21. The process according to claim 14 wherein each of steps (b) and (d) comprises making a set of multiple mea-surements of the color factor value at each of the respective points in time and averaging each set of multiple measurements.

  22. A process of detecting a medical condition, which condition includes a symptomatic, detectable change in a test subject's coloration; the process comprising the steps of:

  (a) establishing a baseline measurement for said test subject by measuring with a color measuring instrument a value of at least one color factor in the test subject's coloration at a first point in time when the symptomatic, detectable change in coloration resulting from the medical condition is generally not present in a test subject, said color factor being dependent, at least in part, on relative content of one or more colors in said coloration,

  (b) waiting an interval,

  (c) measuring with the color measuring instrument, at least one further point in time, a value of said color factor in the test subject's coloration, and

  (d) comparing the value of said color factor baseline measurement at said first point in time and said value of said color factor at the further point in time to determine whether there has been exhibited a change therein of a predetermined magnitude for that particular test subject.

  23. The process according to any one of claims 1, 13 or 22 wherein each of steps (a) and (c) comprises measuring the value of a color factor that comprises a first function weighted in a yellower portion of the spectrum and a second function weighted in a bluer portion of the spectrum.

  24. The process according to any one of claims 1, 4, or 22 wherein step (a) comprises measuring the value of color factor Hunter a.

  25. A process of detecting the condition of a test subject based on coloration of said test subject; the process comprising the steps of:

  (a) measuring with a color measuring instrument the value of at least one color factor Hunter b in said coloration of the test subject, and

  (b) comparing the measured value of said color factor Hunter b with a range of values of Hunter b that are indicative of either the presence or absence of the condition in a subject to determine if the measured value of said color factor lies inside or outside the range.

  26. A process of detecting a condition in a test subject, which condition includes a symptomatic coloration; the process comprising the steps of:

  (a) measuring with a color measuring instrument a value of at least one color factor. Hunter b, in the test subject's coloration, said color factor being dependent on said coloration,

  (b) comparing the measured value of said color factor with a predetermined range of values of the color factor to determine whether said measured value of said color factor evidences said condition in said test subject,

  (c) measuring the value of said color factor in the coloration of the test subject subsequent to the first-mentioned measurement,

  (d) determining any difference between the first-mentioned and subsequent measurements, and

  (e) comparing said difference to a range of values of change of Hunter b to determine whether a change in Hunter b value inside or outside said range is present, indicative of either the presence or absence of the condition.

                                  5,671,735

   50. The process according to claim 47 wherein the process of detecting a condition in a biological test subject comprises detecting a condition in a biological test subject that is selected from the group consisting of plants and soil.
   51. The process according to claim 47 wherein the process of detecting a condition in a biological test subject comprises detecting a condition in a biological test subject selected from the group consisting of tissue, excretions, body fluids, hair, and teeth.
   52. The process according to any one of claims 1,2 ,4, 9, 11, 12, 14, 22, 25, 26, 29 or 44 wherein said process of detecting a condition in a test subject comprises a process of detecting a condition selected from the group consisting of liver disorders, hypertension, and tuberculosis.
   53. The process according to claim 44 wherein step (a) comprises assembling the group of lightness measure value ranges in machine-readable, tangible form, and step (b) comprises associating the color factor value with each lightness measure value range in said machine-readable, tangible form.
   54. The process according to claim 53 wherein step(b) comprises associating a value of color factor Hunter b with each lightness measure value range.
   55. the process according to claim 54 wherein step (a) comprises compiling a group of values of lightness measure Hunter L.
   56. The process according to claim 44, wherein step (a) comprises compiling a group of lightness measure color factor values that are substantially those of color factor Hunter L and step (b) comprises associating a value of at least one further color factor whose value is substantially that of color factor Hunter a with each lightness measure color factor value range, the relationship between said lightness measure color factor value ranges and said associated color factor values being substantially as follows:

--------------------------------------------------------------------------------
                                        Hunter L                  Hunter a
--------------------------------------------------------------------------------


                                    24 (or less) to 44             4 to 16
                                              45 to 54             4 to 18
                                              55 to 59             5 to 25
                                              60 to 71 (or more)   6 to 30.
--------------------------------------------------------------------------------

   57. The process according to claim 44 wherein step (b) comprises associating with each lightness measure value range a value of a yellowness-dependent color factor.
   58. The process according to claim 44 wherein the color factor is Hunter b and the lightness measure value ranges are ranges of Hunter L, the process further comprising the step of measuring by instrument a Hunter L value of the test subject's coloration.
   59. The process according to either claim 5 or 44 wherein said ranges of values are determined by ranges of Hunter L values; said ranges of Hunter L values being bounded by at least one of the Hunter L values substantially as follows:
     Hunter L=27, 30, 33, 36, 39, 42, 45, 48, 51, 54, 57, 60, 63, 66 and 69.
   60. A process of detecting hyperbilirubinemia in a test subject based on skin coloration of said test subject; the process comprising the steps of:
     (a) measuring with a color measuring instrument a value of a first color factor whose value is substantially that of Hunter b in said skin coloration of the test subject.
     (b) measuring with a color measuring instrument a value of a second color factor whose value is substantially that of Hunter L in said skin coloration of the test subject; and

     (c) comparing the measured value of said first color factor with a range of acceptable values of said first color factor that are found in subjects in the absence of hyperbilirubinemia, said subjects having a skin coloration corresponding to the particular measured value of said second color factor in said test subject to determine if the measured value of said first color factor lies inside or outside the range, wherein said range of acceptable values is selected from ranges substantially as follows:

--------------------------------------------------------------------------------
              No.                Hunter L               Hunter b
--------------------------------------------------------------------------------
               1.               less than 27               -5*
               2.               less than 27                6
               3.               less than 27                7
               4.               less than 27                8
               5.               less than 27                9
               6.               less than 27               10
               7.               less than 27               11
               8.               less than 27               12+**
               9.            27 to less than 30            -5
              10.            27 to less than 30             6
              11.            27 to less than 30             7
              12.            27 to less than 30             8
              13.            27 to less than 30             9
              14.            27 to less than 30            10
              15.            27 to less than 30            11
              16.            27 to less than 30            12+
              17.            30 to less than 33            -5
              18.            30 to less than 33             6
              19.            30 to less than 33             7
              20.            30 to less than 33             8
              21.            30 to less than 33             9
              22.            30 to less than 33            10
              23.            30 to less than 33            11
              24.            30 to less than 33            12+
              25.            33 to less than 36            -5
              26.            33 to less than 36             6
              27.            33 to less than 36             7
              28.            33 to less than 36             8
              29.            33 to less than 36             9
              30.            33 to less than 36            10
              31.            33 to less than 36            11
              32.            33 to less than 36            12+
              33.            36 to less than 39            -5
              34.            36 to less than 39             6
              35.            36 to less than 39             7
              36.            36 to less than 39             8
              37.            36 to less than 39             9
              38.            36 to less than 39            10
              39.            36 to less than 39            11
              40.            36 to less than 39            12
              41.            36 to less than 39            13
              42.            36 to less than 39            14
              43.            36 to less than 39            15+
              44.            39 to less than 42            -5
              45.            39 to less than 42             6
              46.            39 to less than 42             7
              47.            39 to less than 42             8
              48.            39 to less than 42             9
              49.            39 to less than 42            10
              50.            39 to less than 42            11
              51.            39 to less than 42            12
              52.            39 to less than 42            13
              53.            39 to less than 42            14
              54.            39 to less than 42            15+
              55.            42 to less than 45            -5
              56.            42 to less than 45             6
              57.            42 to less than 45             7
              58.            42 to less than 45             8
              59.            42 to less than 45             9
              60.            42 to less than 45            10
              61.            42 to less than 45            11
              62.            42 to less than 45            12
              63.            42 to less than 45            13
              64.            42 to less than 45            14
              65.            42 to less than 45            15
              66.            42 to less than 45            16

                                   5,671,735

                                      27
                                  -continued

--------------------------------------------------------------------------------
              No.                Hunter L               Hunter b
--------------------------------------------------------------------------------
               67.             42 to less than 45            17
               68.             42 to less than 45            18+
               69.             45 to less than 48            -5
               70.             45 to less than 48             6
               71.             45 to less than 48             7
               72.             45 to less than 48             8
               73.             45 to less than 48             9
               74.             45 to less than 48            10
               75.             45 to less than 48            11
               76.             45 to less than 48            12
               77.             45 to less than 48            13
               78.             45 to less than 48            14
               79.             45 to less than 48            15
               80.             45 to less than 48            16
               81.             45 to less than 48            17
               82.             45 to less than 48            18+
               83.             48 to less than 51            -5
               84.             48 to less than 51             6
               85.             48 to less than 51             7
               86.             48 to less than 51             8
               87.             48 to less than 51             9
               88.             48 to less than 51            10
               89.             48 to less than 51            11
               90.             48 to less than 51            12
               91.             48 to less than 51            13
               92.             48 to less than 51            14
               93.             48 to less than 51            15
               94.             48 to less than 51            16
               95.             48 to less than 51            17
               96.             48 to less than 51            18
               97.             48 to less than 51            19
               98.             48 to less than 51            20+
               99.             51 to less than 54            -5
              100.             51 to less than 54             6
              101.             51 to less than 54             7
              102.             51 to less than 54             8
              103.             51 to less than 54             9
              104.             51 to less than 54            10
              105.             51 to less than 54            11
              106.             51 to less than 54            12
              107.             51 to less than 54            13
              108.             51 to less than 54            14
              109.             51 to less than 54            15
              110.             51 to less than 54            16
              111.             51 to less than 54            17
              112.             51 to less than 54            18
              113.             51 to less than 54            19
              114.             51 to less than 54            20+
              115.             54 to less than 57            -5
              116.             54 to less than 57             6
              117.             54 to less than 57             7
              118.             54 to less than 57             8
              119.             54 to less than 57             9
              120.             54 to less than 57            10
              121.             54 to less than 57            11
              122.             54 to less than 57            12
              123.             54 to less than 57            13
              124.             54 to less than 57            14
              125.             54 to less than 57            15
              126.             54 to less than 57            16
              127.             54 to less than 57            17
              128.             54 to less than 57            18
              129.             54 to less than 57            19
              130.             54 to less than 57            20+
              131.             57 to less than 60            -5
              132.             57 to less than 60             6
              133.             57 to less than 60             7
              134.             57 to less than 60             8
              135.             57 to less than 60             9
              136.             57 to less than 60            10
              137.             57 to less than 60            11
              138.             57 to less than 60            12
              139.             57 to less than 60            13
              140.             57 to less than 60            14
              141.             57 to less than 60            15
              142.             57 to less than 60            16
              143.             57 to less than 60            17
              144.             57 to less than 60            18

                                      28
                                  -continued

--------------------------------------------------------------------------------
              No.                Hunter L               Hunter b
--------------------------------------------------------------------------------

              145.             57 to less than 60            19
              146.             57 to less than 60            20+
              147.             60 to less than 63            -5
              148.             60 to less than 63             6
              149.             60 to less than 63             7
              150.             60 to less than 63             8
              151.             60 to less than 63             9
              152.             60 to less than 63            10
              153.             60 to less than 63            11
              154.             60 to less than 63            12
              155.             60 to less than 63            13
              156.             60 to less than 63            14
              157.             60 to less than 63            15
              158.             60 to less than 63            16
              159.             60 to less than 63            17
              160.             60 to less than 63            18
              161.             60 to less than 63            19
              162.             60 to less than 63            20+
              163.             63 to less than 66            -5
              164.             63 to less than 66             6
              165.             63 to less than 66             7
              166.             63 to less than 66             8
              167.             63 to less than 66             9
              168.             63 to less than 66            10
              169.             63 to less than 66            11
              170.             63 to less than 66            12
              171.             63 to less than 66            13
              172.             63 to less than 66            14
              173.             63 to less than 66            15
              174.             63 to less than 66            16
              175.             63 to less than 66            17
              176.             63 to less than 66            18
              177.             63 to less than 66            19
              178.             63 to less than 66            20+
              179.             66 to less than 69            -5
              180.             66 to less than 69             6
              181.             66 to less than 69             7
              182.             66 to less than 69             8
              183.             66 to less than 69             9
              184.             66 to less than 69            10
              185.             66 to less than 69            11
              186.             66 to less than 69            12
              187.             66 to less than 69            13
              188.             66 to less than 69            14
              189.             66 to less than 69            15
              190.             66 to less than 69            16
              191.             66 to less than 69            17
              192.             66 to less than 69            18
              193.             66 to less than 69            19
              194.             66 to less than 69            20+
              195.         greater than or equal to 69       -5
              196.         greater than or equal to 69        6
              197.         greater than or equal to 69        7
              198.         greater than or equal to 69        8
              199.         greater than or equal to 69        9
              200.         greater than or equal to 69       10
              201.         greater than or equal to 69       11
              202.         greater than or equal to 69       12
              203.         greater than or equal to 69       13
              204.         greater than or equal to 69       14
              205.         greater than or equal to 69       15
              206.         greater than or equal to 69       16
              207.         greater than or equal to 69       17
              208.         greater than or equal to 69       18
              209.         greater than or equal to 69       19
              210.         greater than or equal to 69       20+

--------------------------------------------------------------------------------
Wherein the designation -5 means less than 5 but more than 4 and the designation +12 means more than 12 but less than 13.
   61. In a process for determining a color characteristic, the improvement comprising the steps of:

   (a) compiling a group of lightness measure color factor value ranges, said lightness measure color factor comprising a color factor whose value is substantially that of color factor Hunter L, and

(b) associating with each lightness measure color factor value range a value of at least one further color factor for use in comparison with a measurement of the value of that color factor in the coloration of a test subject having a lightness measure color factor value in said range, said at least one further color factor comprising a color factor whose value is substantially that of color factor Hunter b and the relationship between said lightness measure color factor value ranges and said associated color factor values being substantially as follows:

----------------------------------------
  No.           Hunter L       Hunter b
----------------------------------------
    1.          less than 27    -5*
    2.          less than 27     6
    3.          less than 27     7
    4.          less than 27     8
    5.          less than 27     9
    6.          less than 27    10
    7.          less than 27    11
    8.          less than 27    12+**
    9.    27 to less than 30    -5
   10.    27 to less than 30     6
   11.    27 to less than 30     7
   12.    27 to less than 30     8
   13.    27 to less than 30     9
   14.    27 to less than 30    10
   15.    27 to less than 30    11
   16.    27 to less than 30    12+
   17.    30 to less than 33    -5
   18.    30 to less than 33     6
   19.    30 to less than 33     7
   20.    30 to less than 33     8
   21.    30 to less than 33     9
   22.    30 to less than 33    10
   23.    30 to less than 33    11
   24.    30 to less than 33    12+
   25.    33 to less than 36    -5
   26.    33 to less than 36     6
   27.    33 to less than 36     7
   28.    33 to less than 36     8
   29.    33 to less than 36     9
   30.    33 to less than 36    10
   31.    33 to less than 36    11
   32.    33 to less than 36    12+
   33.    36 to less than 39    -5
   34.    36 to less than 39     6
   35.    36 to less than 39     7
   36.    36 to less than 39     8
   37.    36 to less than 39     9
   38.    36 to less than 39    10
   39.    36 to less than 39    11
   40.    36 to less than 39    12
   41.    36 to less than 39    13
   42.    36 to less than 39    14
   43.    36 to less than 39    15+
   44.    39 to less than 42    -5
   45.    39 to less than 42     6
   46.    39 to less than 42     7
   47.    39 to less than 42     8
   48.    39 to less than 42     9
   49.    39 to less than 42    10
   50.    39 to less than 42    11
   51.    39 to less than 42    12
   52.    39 to less than 42    13
   53.    39 to less than 42    14
   54.    39 to less than 42    15+
   55.    42 to less than 45    -5
   56.    42 to less than 45     6
   57.    42 to less than 45     7
   58.    42 to less than 45     8
   59.    42 to less than 45     9
   60.    42 to less than 45    10
   61.    42 to less than 45    11
   62.    42 to less than 45    12
   63.    42 to less than 45    13
   64.    42 to less than 45    14

                                      30
                                  -continued

----------------------------------------
  No.           Hunter L       Hunter b
----------------------------------------

   65.    42 to less than 45    15
   66.    42 to less than 45    16
   67.    42 to less than 45    17
   68.    42 to less than 45    18+
   69.    45 to less than 48    -5
   70.    45 to less than 48     6
   71.    45 to less than 48     7
   72.    45 to less than 48     8
   73.    45 to less than 48     9
   74.    45 to less than 48    10
   75.    45 to less than 48    11
   76.    45 to less than 48    12
   77.    45 to less than 48    13
   78.    45 to less than 48    14
   79.    45 to less than 48    15
   80.    45 to less than 48    16
   81.    45 to less than 48    17
   82.    45 to less than 48    18+
   83.    48 to less than 51    -5
   84.    48 to less than 51     6
   85.    48 to less than 51     7
   86.    48 to less than 51     8
   87.    48 to less than 51     9
   88.    48 to less than 51    10
   89.    48 to less than 51    11
   90.    48 to less than 51    12
   91.    48 to less than 51    13
   92.    48 to less than 51    14
   93.    48 to less than 51    15
   94.    48 to less than 51    16
   95.    48 to less than 51    17
   96.    48 to less than 51    18
   97.    48 to less than 51    19
   98.    48 to less than 51    20+
   99.    51 to less than 54    -5
  100.    51 to less than 54     6
  101.    51 to less than 54     7
  102.    51 to less than 54     8
  103.    51 to less than 54     9
  104.    51 to less than 54    10
  105.    51 to less than 54    11
  106.    51 to less than 54    12
  107.    51 to less than 54    13
  108.    51 to less than 54    14
  109.    51 to less than 54    15
  110.    51 to less than 54    16
  111.    51 to less than 54    17
  112.    51 to less than 54    18
  113.    51 to less than 54    19
  114.    51 to less than 54    20+
  115.    54 to less than 57    -5
  116.    54 to less than 57     6
  117.    54 to less than 57     7
  118.    54 to less than 57     8
  119.    54 to less than 57     9
  120.    54 to less than 57    10
  121.    54 to less than 57    11
  122.    54 to less than 57    12
  123.    54 to less than 57    13
  124.    54 to less than 57    14
  125.    54 to less than 57    15
  126.    54 to less than 57    16
  127.    54 to less than 57    17
  128.    54 to less than 57    18
  129.    54 to less than 57    19
  130.    54 to less than 57    20+
  131.    57 to less than 60    -5
  132.    57 to less than 60     6
  133.    57 to less than 60     7
  134.    57 to less than 60     8
  135.    57 to less than 60     9
  136.    57 to less than 60    10
  137.    57 to less than 60    11
  138.       57 to less than 60                12
  139.       57 to less than 60                13
  140.       57 to less than 60                14
  141.       57 to less than 60                15
  142.       57 to less than 60                16

                                       31
                                   -continued

----------------------------------------------------
  No.           Hunter L                   Hunter b
----------------------------------------------------
143.         57 to less than 60                17
144.         57 to less than 60                18
145.         57 to less than 60                19
146.         57 to less than 60                20+
147.         60 to less than 63                -5
148.         60 to less than 63                 6
149.         60 to less than 63                 7
150.         60 to less than 63                 8
151.         60 to less than 63                 9
152.         60 to less than 63                10
153.         60 to less than 63                11
154.         60 to less than 63                12
155.         60 to less than 63                13
156.         60 to less than 63                14
157.         60 to less than 63                15
158.         60 to less than 63                16
159.         60 to less than 63                17
160.         60 to less than 63                18
161.         60 to less than 63                19
162.         60 to less than 63                20+
163.         63 to less than 66                -5
164.         63 to less than 66                 6
165.         63 to less than 66                 7
166.         63 to less than 66                 8
167.         63 to less than 66                 9
168.         63 to less than 66                10
169.         63 to less than 66                11
170.         63 to less than 66                12
171.         63 to less than 66                13
172.         63 to less than 66                14
173.         63 to less than 66                15
174.         63 to less than 66                16
175.         63 to less than 66                17
176.         63 to less than 66                18
177.         63 to less than 66                19
178.         63 to less than 66                20+
179.         66 to less than 69                -5
180.         66 to less than 69                 6
181.         66 to less than 69                 7
182.         66 to less than 69                 8
183.         66 to less than 69                 9
184.         66 to less than 69                10
185.         66 to less than 69                11
186.         66 to less than 69                12
187.         66 to less than 69                13
188.         66 to less than 69                14
189.         66 to less than 69                15
190.         66 to less than 69                16
191.         66 to less than 69                17
192.         66 to less than 69                18
193.         66 to less than 69                19
194.         66 to less than 69                20+
195.     greater than or equal to 69           -5
196.     greater than or equal to 69            6
197.     greater than or equal to 69            7
198.     greater than or equal to 69            8
199.     greater than or equal to 69            9
200.     greater than or equal to 69           10
201.     greater than or equal to 69           11
202.     greater than or equal to 69           12
203.     greater than or equal to 69           13
204.     greater than or equal to 69           14
205.     greater than or equal to 69           15
206.     greater than or equal to 69           16
207.     greater than or equal to 69           17
208.     greater than or equal to 69           18
209.     greater than or equal to 69           19
210.     greater than or equal to 69           20+
--------------------------------------------------------

Wherein the designation -5 means less than 5 but more than 4 and the designation +12 means more than 12 but less than 13.

     62. The process according to claim 61 wherein the process for determining a color characteristic comprises a process for determining a color characteristic in a biological test subject.

     63. The process according to claim 61 wherein the process for determining a color characteristic comprises a process for determining a color characteristic in a biological test subject that is a human or animal test subject.

     64. In a process for determining a color characteristic, the improvement comprising the steps of:

     (a) compiling a group of lightness measure color factor value ranges, said lightness measure color factor comprising a color factor whose value is substantially that of Hunter L, and

     (b) associating with each lightness measure color factor value range a value of at least one further color factor for use in comparison with a measurement of the value of that at least one further color factor in the coloration of a test subject having a lightness measure color factor value in a corresponding range, said at least one further color factor comprising a color factor whose value is substantially that of color factor Hunter a, and the relationship between said lightness measure color factor value ranges and said associated color factor values being substantially as follows:

-------------------------------------------------------------------------------
               Hunter L                Hunter a
-------------------------------------------------------------------------------
     24 (or less) to 44                 4 to 16
               45 to 54                 4 to 18
               55 to 59                 5 to 25
               60 to 71 (or more)       6 to 30.
-------------------------------------------------------------------------------

     65. In a process for determining a color characteristic, the improvement comprising the steps of:

     (a) compiling a group of lightness measure color factor value ranges, said ranges comprising at least one range of a color factor whose value is substantially that of color factor Hunter L, said at least one range being selected from the ranges substantially as follows:

     Hunter L = less than 27, 27 to less than 30, 30 to less than 33, 33 to less than 36, 36 to less than 39, 39 to less than 42, 42 to less than 45, 45 to less than 48, 48 to less than 51, 51 to less than 54, 54 to less than 57, 57 to less than 60, 60 to less than 63, 63 to less than 66, 66 to less than 69, and less than or equal to 69, and

     (b) associating with each lightness measure color factor value range a value of a color factor for use in comparison with a measurement of the value of that color factor in the coloration of a test subject having a lightness measure color factor value within said range.

     66. A process of evaluating a test subject based on the coloration of said test subject, the process comprising the steps of:

     (a) measuring with a color measuring instrument a value of at first color factor in said test subject's coloration, said first color factor being dependent on the lightness of the coloration of said test subject; and

     (b) measuring with a color measuring instrument a value of at least one further color factor in said test subject's coloration, said further color factor being dependent on the relative content of opponent colors in the coloration of said test subject;

     wherein at least one of steps (a) and (b) comprises arriving at a value of said color factor that correlates to a measure of coloration having established laboratory utility.

     67. The process according to claim 66, further comprising the step of comparing the measured values of said first color factor and said at least one further color factor with a range of values of said color factors that are found in the colora-

                                  5,671,735
tions of subjects other than said test subject, to determine where within said range the measured values of said color factors lie.

   68. The process according to either of claims 66 or 67, wherein the test subject is selected from the group consisting of skin, tissue, excretions, bodily fluids, hair and teeth.

   69. The process according to either of claims 66 or 67, wherein step (b) comprises measuring the value of at least one further color factor that is dependent on relative content of blue and yellow in said coloration.

   70. The process according to either of claims 66 or 67, wherein step (b) comprises measuring the value of at least one further color factor that is dependent on relative content of red and green in said coloration.

   71. The process according to either of claims 66 or 67, wherein each of steps
(a) and (b) comprises measuring the values of said first color factor and said at least one further color factor at different locations on the test subject.

   72. The process according to either of claims 66 or 67, wherein each of steps
(a) and (b) comprises making a set of multiple measurements of the values of each of said first color factor and said at least one further color factor and averaging each set of multiple measurements.

   73. In a process for evaluating the coloration of a test subject, the improvement comprising the steps of:

   (a) compiling a group of lightness measure color factor value ranges, said lightness measure color factor comprising a color factor whose value is substantially that of color factor Hunter L; and

   (b) associating with each lightness measure color factor value range a value of at least one further color factor for use in comparison with a measurement of the value of that color factor in the coloration of a test subject having a lightness measure color value in said range, said at least one further color factor comprising a color factor whose value is substantially that of at least one of color factors Hunter b and Hunter a, and the relationship between said lightness measure color factor value ranges and said associated color factor values being substantially as follows:

--------------------------------------------------------------------------------
CATEGORY                        L                 a                  b
                          -------------     -------------      -------------

NAME                       Min     Max       Min     Max        Min     Max
--------------------------------------------------------------------------------
Black                      0.00   14.00    -10.00    3.00     -10.00    5.00
Darkest Dark              14.00   16.00    -10.00    3.00     -10.00    1.00
Brown
Darkest Dark              14.00   16.00    -10.00    3.00       1.00    1.15
Brown
Darkest Dark              14.00   16.00    -10.00    3.00       1.15    1.25
Brown
Darkest Dark              14.00   16.00    -10.00    3.00       1.25    3.00
Brown
Darker Dark               16.00   19.00    -10.00    3.00     -10.00    2.70
Brown
Darker Dark               16.00   19.00    -10.00    3.00       2.70    2.95
Brown
Darker Dark               16.00   19.00    -10.00    3.00       2.95    3.20
Brown
Darker Dark               16.00   19.00    -10.00    3.00       3.20   10.00
Brown
Darker Dark               16.00   19.00      2.00    3.00     -10.00    2.70
Brown
(Cool Auburn Tones)
Darker Dark               16.00   19.00      2.00    3.00       3.20   10.00
Brown
(Warm Auburn Tones)

                                      34
                                  -continued

-------------------------------------------------------------------------------
CATEGORY                            L               a                  b
                            ---------------    -------------  -----------------
NAME                          Min      Max      Min      Max     Min      Max
-------------------------------------------------------------------------------
Brown                        19.00    22.00    0.00     6.00   -10.00     2.95
Brown                        19.00    22.00    0.00     6.00     2.95     3.20
Brown                        19.00    22.00    0.00     6.00     3.20     3.45
Brown                        19.00    22.00    0.00     6.00     3.45    10.00
Brown                        19.00    22.00    3.50     6.00     3.45    10.00
(Warm Auburn
Tones)
Brown                        19.00    22.00    3.50     6.00   -10.00     3.45
(Cool Auburn
Tones)
Medium Brown                 22.00    27.00    1.00     6.00   -10.00     3.75
Medium Brown                 22.00    27.00    1.00     6.00     3.75     4.00
Golden Med                   22.00    27.00    1.00     6.00     4.00     4.25
Brown
Golden Med                   22.00    27.00    1.00     6.00     4.25    10.00
Brown
Medium Brown                 22.00    27.00    3.50     6.00     4.25    10.00
(Warm Auburn
Tones)
Medium Brown                 22.00    27.00    3.50     6.00   -10.00     4.25
(Cool Auburn
Tones)
Darkest Med                  27.00    28.00    1.80     6.00    -5.00     6.00
Blonde
Darkest Med                  27.00    28.00    1.80     5.00     6.00     6.50
Blonde
Darkest Med                  27.00    28.00    5.00     6.00     6.00     6.50
Blonde
Darkest Med                  27.00    28.00    1.80     6.00     6.50    15.00
Blonde
Medium Blonde                28.00    31.00    1.80     6.00    -5.00     6.00
Medium Blonde                28.00    31.00    1.80     5.00     6.00     6.50
Med. Golden                  28.00    31.00    5.00     6.00     6.00     6.50
Blonde
Med. Golden                  28.00    31.00    1.80     6.00     6.50    15.00
Blonde
Lightest Med                 31.00    33.00    1.80     6.00    -5.00     6.00
Blonde
Lightest Med                 31.00    33.00    1.80     5.00     6.00     6.50
Blonde
Lightest Med                 31.00    33.00    5.00     6.00     6.00     6.50
Blonde
Lightest Med                 31.00    33.00    1.80     6.00     6.50    15.00
Blonde
Light Blonde                 33.00    36.00    1.80     6.00    -5.00     7.00
Light Blonde                 33.00    36.00    1.80     5.00     7.00     7.50
Light Blonde                 33.00    36.00    5.00     6.00     7.00     7.50
Light Blonde                 33.00    36.00    1.80     6.00     7.50    20.00
Lighter Blonde               36.00    40.00    1.80     6.00    -5.00     8.00
Lighter Blonde               36.00    40.00    1.80     5.00     8.00     8.50
Lighter Blonde               36.00    40.00    5.00     6.00     8.00     8.50
Lighter Blonde               36.00    40.00    1.80     6.00     8.50    20.00
Lightest Blonde              40.00    80.00    1.80     7.00    -5.00     9.00
Lightest Blonde              40.00    80.00    1.80     5.00     9.00    10.00
Lightest Blonde              40.00    80.00    5.00     7.00     9.00    10.00
Lightest Blonde              40.00    80.00    1.80     7.00    10.00    30.00
Light Red                    22.00    28.00    6.00    30.00    -5.00     3.50
Light Red                    22.00    28.00    6.00    30.00     3.50     3.75
Light Red                    22.00    28.00    6.00    30.00     3.75     4.00
Light Red                    22.00    28.00    6.00    30.00     4.00    30.00
Medium Red                   19.00    22.00    6.00    30.00   -10.00     3.50
Medium Red                   19.00    22.00    6.00    30.00     3.50     3.75
Med Golden Red               19.00    22.00    6.00    30.00     3.75     4.00
Med Golden Red               19.00    22.00    6.00    30.00     4.00    30.00
Dark Red                     14.00    19.99    3.00    30.00   -10.00     2.50
Dark Red                     14.00    19.99    3.00    30.00     2.50     2.75
Dark Red                     14.00    19.99    3.00    30.00     2.75     3.00
Dark Red                     14.00    19.99    3.00    30.00     3.00    30.00
Red Blonde                   27.00    40.00    6.00    30.00     6.00    30.00
Red Blonde                   40.00    80.00    7.00    30.00     6.00    30.00

                                  5,671,735

                                      35
                                  -continued

-------------------------------------------------------------------------------
CATEGORY                            L               a                  b
                            ---------------    -------------  -----------------
NAME                          Min      Max      Min      Max     Min      Max
-------------------------------------------------------------------------------

Black/Dk                     27.00    50.00  -10.00     1.80   -10.00     3.75
Brown/Med
Brown/Brown
w/
70%-90% Grey
Black/Dk                     27.00    50.00  -10.00     1.80     3.75     4.00
Brown/Med
Brown/Brown
w/
70%-90% Grey
Black/Dk                     27.00    50.00  -10.00     1.80     4.00     4.25
Brown/Med
Brown/Brown
w/
70%-90% Grey
Black/Dk                     27.00    50.00  -10.00     1.80     4.25    10.00
Brown/Med
Brown/Brown
w/
70%-90% Grey
Black/Dk                     23.00    27.00  -10.00     1.00   -10.00     3.75
Brown/Med
Brown/Brown
w/
40%-60% Grey
Black/Dk                     23.00    27.00  -10.00     1.00     3.75     4.00
Brown/Med
Brown/Brown
w/
40%-60% Grey
Black/Dk                     23.00    27.00  -10.00     1.00     4.00     4.25
Brown/Med
Brown/Brown
w/
40%-60% Grey
Black/Dk                     23.00    27.00  -10.00     1.00     4.25    10.00
Brown/Med
Brown/Brown
w/
40%-60% Grey

                                      36
                                  -continued

-------------------------------------------------------------------------------
CATEGORY                            L               a                  b
                            ---------------    -------------  -----------------
NAME                          Min      Max      Min      Max     Min      Max
-------------------------------------------------------------------------------

                                For Grey Hair
                                --------------

Light Brown/Darkest Blonde
---------------------------

40%-60% Grey                  4.00    10.00  -10.00     -0.8
70%-90% Grey                 10.00      To   -10.00     -0.8

                                   Maximum
Dark Red, Medium Red or Medium Light Red
----------------------------------------
40%-60% Grey                  6.00    10.00  -10.00    -0.80
70%-90% Grey                 10.00      To   -10.00    -0.80

                                   Maximum
Light Red or Red Blonde
------------------------
40%-60% Grey                  5.00     7.00  -10.00    -0.80
70%-90% Grey                  7.00      To   -10.00    -0.80

                                   Maximum
Medium to Medium Dark Blonde
-----------------------------
40%-60% grey                  1.70     4.00    0.00     0.00
70%-90% Grey                  4.00      To     0.00     0.00

                                   Maximum
Light Blonde Hair
-----------------
40%-60% Grey                -99.99    -0.25   -1.75    -1.25
70%-90% Grey                -99.99    -0.25  -99.99    -1.75

--------------------------------------------------------------------------------

Wherein negative values denote values less than zero.

74. The process according to claim 73 wherein step (a) comprises assembling the group of lightness measure color factor value ranges in machine-readable, tangible form and step (b) comprises associating said at least one further color factor value with each lightness measure color factor value range in said machine-readable, tangible form.

                                  * * * * *